UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BFC Financial Corporation

(Name of Registrant as Specified In Its Charter)

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BFC Financial Corporation

2100 West Cypress Creek Road

Fort Lauderdale, Florida 33309

November 21, 2012

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of BFC Financial Corporation, which will be held on December 13, 2012 at 2:30 p.m., local time, at The Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334.

Please read these materials so that you will know what we plan to do at the Annual Meeting. Also, please sign and return the accompanying proxy card in the postage-paid envelope or otherwise transmit your voting instructions as described on the accompanying proxy card. This way, your shares will be voted as you direct even if you cannot attend the Annual Meeting.

On behalf of your Board of Directors and our employees, I would like to express our appreciation for your continued support.

Sincerely,

Alan B. Levan

Chairman of the Board

BFC Financial Corporation

2100 West Cypress Creek Road

Fort Lauderdale, Florida 33309

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on December 13, 2012

Notice is hereby given that the Annual Meeting of Shareholders of BFC Financial Corporation (the “Company”) will be held at The Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334 on December 13, 2012 commencing at 2:30 p.m., local time, for the following purposes:

1. To elect eleven directors to the Company’s Board of Directors to serve until the Annual Meeting in 2013.

2. To approve an amendment of the Company’s 2005 Stock Incentive Plan to increase the number of shares of the Company’s Class A Common Stock available for grant under the plan from 6,000,000 shares to 9,500,000 shares.

3. To transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

The matters listed above are more fully described in the Proxy Statement that forms a part of this Notice of Meeting.

Only shareholders of record at the close of business on November 13, 2012 are entitled to notice of, and to vote at, the Annual Meeting.

Sincerely yours,

Alan B. Levan

Chairman of the Board

Fort Lauderdale, Florida

November 21, 2012

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. THEREFORE, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED OR OTHERWISE TRANSMIT YOUR VOTING INSTRUCTIONS AS DESCRIBED ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED FOR THE PROXY CARD IF MAILED IN THE UNITED STATES.

BFC Financial Corporation

2100 West Cypress Creek Road

Fort Lauderdale, Florida 33309

PROXY STATEMENT

The Board of Directors of BFC Financial Corporation (the “Company”) is soliciting proxies to be used at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at The Westin Fort Lauderdale, 400 Corporate Drive, Fort Lauderdale, Florida 33334 on December 13, 2012 at 2:30 p.m., local time, and at any and all postponements or adjournments of the Annual Meeting, for the purposes set forth in the accompanying Notice of Meeting.

This Proxy Statement and the accompanying Notice of Meeting and proxy card are first being mailed to shareholders on or about November 23, 2012.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will be asked to consider and vote upon the election of eleven directors to the Company’s Board of Directors and the amendment of the Company’s 2005 Stock Incentive Plan to increase the number of shares of the Company’s Class A Common Stock (“Class A Stock”) available for grant under the plan from 6,000,000 shares to 9,500,000 shares. Although the Board of Directors is not aware of any other matters to be presented at the Annual Meeting, if any other matters are properly brought before the Annual Meeting, shareholders will be asked to consider and vote upon such matters. Also, management will be available to report on the Company’s performance during the fiscal year ended December 31, 2011 and respond to appropriate questions from shareholders.

Who is entitled to vote at the meeting?

Record holders of the Company’s Class A Stock and record holders of the Company’s Class B Common Stock (“Class B Stock”) as of the close of business on November 13, 2012 (the “Record Date”) may vote at the Annual Meeting. As of the close of business on the Record Date, 70,299,379 shares of Class A Stock and 6,858,461 shares of Class B Stock were outstanding and, thus, will be eligible to vote at the Annual Meeting.

What are the voting rights of the holders of Class A Stock and Class B Stock?

Holders of Class A Stock and holders of Class B Stock will vote as one class on each of the election of directors, the amendment of the Company’s 2005 Stock Incentive Plan and, in most cases, on any other matters properly brought before the Annual Meeting. Holders of Class A Stock are entitled to one vote per share on each matter, with all holders of Class A Stock having in the aggregate 22% of the general voting power. The number of votes represented by each share of Class B Stock, which represents in the aggregate 78% of the general voting power, is calculated each year in accordance with the Company’s Amended and Restated Articles of Incorporation. At this year’s Annual Meeting, each outstanding share of Class B Stock will be entitled to 36.341 votes on each matter.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of shares representing a majority of the aggregate voting power (as described above) of the Class A Stock and Class B Stock outstanding as of the close of business on the Record Date will constitute a quorum, permitting the conduct of business at the Annual Meeting.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, the Company’s stock transfer agent (“AST”), you are considered the shareholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares but not the shareholder of record, and your shares are held in “street name.”

How do I vote my shares?

If you are a shareholder of record, you can give a proxy to be voted at the Annual Meeting by mailing in the enclosed proxy card or by transmitting your voting instructions by telephone or internet as described on the enclosed proxy card. You may also vote your shares at the Annual Meeting by completing a ballot at the Annual Meeting.

If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee has enclosed or provided a voting card for you to use in providing your voting instructions.

Can I vote my shares in person at the Annual Meeting?

If you are a shareholder of record, you may vote your shares in person at the Annual Meeting by completing a ballot at the Annual Meeting. However, if you are a “street name” holder, you may vote your shares in person at the Annual Meeting only if you obtain a signed proxy from your broker, bank or other nominee giving you the right to vote the shares.

Shareholders who wish to attend the Annual Meeting may contact the Company’s Investor Relations department at (954) 940-4994 for directions. Even if you currently plan to attend the Annual Meeting, the Company recommends that you also submit your vote by proxy or by providing your voting instructions to your broker, bank or other nominee as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

What are my choices when voting?

With respect to the election of directors, you may vote for all of the director nominees, or your vote may be withheld with respect to one or more of the director nominees. The proposal related to the election of directors is described in this Proxy Statement beginning on page 10.

In addition, you may vote for or against, or abstain from voting on, the proposal to approve the amendment of the Company’s 2005 Stock Incentive Plan. The proposal related to the amendment of the Company’s 2005 Stock Incentive Plan is described in this Proxy Statement beginning on page 28.

What is the Board’s recommendation?

The Board of Directors recommends a vote FOR all of the director nominees and FOR the amendment of the Company’s 2005 Stock Incentive Plan.

What if I do not specify on my proxy card how I want my shares voted?

If you mail in your proxy card but do not specify on your proxy card how you want to vote your shares, the Company will vote them FOR all of the director nominees and FOR the amendment of the Company’s 2005 Stock Incentive Plan.

Although the Board of Directors is not aware of any other matters to be presented at the Annual Meeting, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy will vote the proxies in accordance with their best judgment on those matters.

Can I change my vote?

Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. If you are the record owner of your shares, you can do this in one of three ways. First, you can send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you can submit a new valid proxy bearing a later date or transmit new voting instructions by telephone or internet. Third, you can attend the Annual Meeting and vote in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a previously executed proxy.

If you are not the record owner of your shares and your shares are held in “street name,” you must contact your broker, bank or other nominee to find out how to change your vote.

What vote is required for a proposal to be approved?

With respect to the election of directors, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required for a director nominee to be elected. A properly executed proxy marked “WITHHOLD AUTHORITY” with respect to the election of one or more of the director nominees will not be voted with respect to the nominee or nominees indicated, although it will be counted for purposes of determining whether or not a quorum exists.

The proposed amendment of the Company’s 2005 Stock Incentive Plan will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions will not have any impact on this proposal.

If my shares are held in street name, will my broker, bank or other nominee vote my shares for me? What are broker non-votes?

No. If you hold your shares in street name, your broker, bank or other nominee may only vote your shares in its discretion on routine matters. Neither the proposal relating to the election of directors nor the proposed amendment of the Company’s 2005 Stock Incentive Plan is considered a routine matter. As a result, your broker, bank or other nominee will not have discretion to vote your shares at the Annual Meeting if you fail to provide voting instructions.

Broker non-votes occur when a broker, bank or other nominee has discretion to vote on one or more proposals at a meeting but does not have discretion to vote on other matters at the meeting. Because brokers, banks and other nominees will not have discretion to vote on any items of business at the Annual Meeting if they have not received voting instructions from their clients, there will not be broker non-votes on any matter presented or acted upon at the Annual Meeting.

Are there any other matters to be acted upon at the Annual Meeting?

The Company does not know of any other matters to be presented or acted upon at the Annual Meeting. If any other matter is presented at the Annual Meeting on which a vote may properly be taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

CORPORATE GOVERNANCE

Pursuant to the Company’s Bylaws and Florida law, the Company’s business and affairs are managed under the direction of the Board of Directors. Directors are kept informed of the Company’s business through discussions with management, including the Company’s Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Determination of Director Independence

The full Board of Directors has determined that D. Keith Cobb, Darwin Dornbush, Oscar Holzmann, Alan J. Levy, Joel Levy, William Nicholson and Neil Sterling, who together comprise a majority of the Board, are independent. For purposes of making its independence determinations, the Board of Directors used definition of “independence” set forth in the listing standards of the New York Stock Exchange (“NYSE”). With respect to each of the directors determined to be independent, the Board of Directors specifically discussed and considered the following relationships, each of which the Board determined did not constitute a material relationship that would impair the director’s independence:

•

Mr. Cobb serves on the Board of Directors of BBX Capital Corporation (formerly BankAtlantic Bancorp, Inc.) (“BBX Capital”). Mr. Cobb is also Chairman of the Audit Committee of BBX Capital’s Board of Directors. The Company owns shares of BBX Capital’s Class A Common Stock and Class B Common Stock representing approximately 75% of BBX Capital’s total voting power. In addition, Alan B. Levan, the Company’s Chairman, Chief Executive Officer and President, serves as Chairman and Chief Executive Officer of BBX Capital; John E. Abdo, the Company’s Vice Chairman, also serves as Vice Chairman of BBX Capital; John K. Grelle, the Company’s Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Chief Risk Officer, also serves as Chief Financial Officer and principal accounting officer of BBX Capital; Jarett S. Levan, Executive Vice President of the Company and a member of the Company’s Board of Directors, serves as President of BBX Capital; and Seth M. Wise, Executive Vice President of the Company and a member of the Company’s Board of Directors, serves as Executive Vice President of BBX Capital.

•

Mr. Cobb is also a member of the Board of Directors of the Nova Southeastern University H. Wayne Huizenga School of Business and Entrepreneurship. Alan B. Levan is a Trustee of Nova Southeastern University and the Chairman of its Finance Committee.

•

Messrs. Cobb and Alan Levy serve as members of the Broward Workshop with Alan B. Levan, John E. Abdo and Jarett S. Levan. In addition, Mr. Alan Levy serves on the Boards of Directors of the Fort Lauderdale Museum of Art and Business for the Arts of Broward with Mr. Jarett Levan.

•

Each of Mr. Alan Levy and Great American Farms, Inc., a corporation of which Mr. Alan Levy is the President and Chief Executive Officer, Mr. Joel Levy and an entity with which he is affiliated, and Mr. Holzmann have a banking relationship with BankAtlantic in the ordinary course of BankAtlantic’s business. BankAtlantic was a wholly owned banking subsidiary of BBX Capital until the sale of BankAtlantic to BB&T Corporation (“BB&T”) on July 31, 2012 (the “BankAtlantic Sale”).

•

Mr. Dornbush served as Secretary of Benihana Inc. (“Benihana”) from 1983 until 2008 and as a member of Benihana’s Board of Directors from 1995 through 2005 and again from 2009 through January 2012. The Company had a significant investment in Benihana until the August 21, 2012 merger between Benihana and Safflower Holdings Corp. (“Safflower”) pursuant to which Benihana became a wholly owned subsidiary of Safflower and each outstanding share of Benihana’s common stock was converted into the right to receive $16.30 in cash from Safflower (the “Benihana Merger”). In addition, Alan B. Levan served as a director and John E. Abdo served as Vice Chairman of Benihana until the consummation of the Benihana Merger on August 21, 2012.

Committees of the Board of Directors and Meeting Attendance

The Board of Directors has established Audit, Compensation and Nominating/Corporate Governance Committees. The Board has adopted a written charter for each of these three committees and Corporate Governance Guidelines that address the make-up and functioning of the Board. The Board has also adopted a Code of Business Conduct and Ethics that applies to all of the Company’s directors, officers and employees. The committee charters, Corporate Governance Guidelines and Code of Business Conduct and Ethics are posted in the “Investor Relations” section of the Company’s website at www.bfcfinancial.com, and each is available in print, without charge, to shareholders.

The Board met fourteen times during 2011. Each current member of the Board of Directors attended at least 75% of the meetings of the Board and committees on which he served. In addition, nine of the eleven members of the Board of Directors attended the Company’s 2011 Annual Meeting of Shareholders, although the Company has no formal policy requiring them to do so.

The Audit Committee

Joel Levy, Chairman, Oscar Holzmann and William Nicholson serve as the members of the Audit Committee. The Board has determined that each of Messrs. Joel Levy, Holzmann and Nicholson is “financially literate” and “independent,” within the meaning of the listing standards of the NYSE and applicable Securities and Exchange Commission (“SEC”) rules and regulations, and that each of Messrs. Joel Levy and Holzmann is qualified as an “audit committee financial expert,” as defined under Item 407 of Regulation S-K promulgated by the SEC. The Audit Committee met ten times during 2011 and its members also held various informal conference calls and meetings as a committee. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditor. Additionally, the Audit Committee assists Board oversight of: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the qualifications, performance and independence of the Company’s independent auditor; and (iv) the performance of the Company’s internal audit function. In connection with these oversight functions, the Audit Committee receives reports from, and meets with, the Company’s internal audit group, management and independent auditor. The Audit Committee receives information concerning internal control over financial reporting and any deficiencies in such control and has adopted a complaint monitoring procedure that enables confidential and anonymous reporting to the Audit Committee of concerns regarding questionable accounting or auditing matters. A report from the Audit Committee is included in this Proxy Statement on page 34.

The Compensation Committee

Neil Sterling, Chairman, D. Keith Cobb and William Nicholson serve as the members of the Compensation Committee. Each of Messrs. Sterling, Cobb and Nicholson is “independent,” within the meaning of the listing standards of the NYSE, and each is a “Non-Employee Director,” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”), and an “outside director,” as defined for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). The Compensation Committee met seven times during 2011. The Compensation Committee provides assistance to the Board in fulfilling its responsibilities relating to the compensation of the Company’s executive officers. It reviews and determines the compensation of the Chief Executive Officer and determines, or makes recommendations with respect to, the compensation of the Company’s other executive officers. The Compensation Committee also administers the Company’s equity-based compensation plans, including the Company’s 2005 Stock Incentive Plan.

Pursuant to its charter, the Compensation Committee has the authority to retain consultants to assist the Compensation Committee in its evaluation of executive compensation, as well as the sole authority to approve any such consultant’s fees and retention terms. During 2012, the Compensation Committee engaged Pearl Meyer & Partners, LLC, a third party compensation consultant, to assist the Compensation Committee with respect to its review and determinations or recommendations of the compensation of the Company’s executive officers and the employment agreements entered into between the Company and its executive officers during November 2012, as well as to assist the Compensation Committee with respect to the development of a “carried interest” compensation plan for the Company’s executive officers. See “Compensation of Named Executive Officers—Employment Agreements” for additional information. Pearl Meyer & Partners, LLC was also engaged during 2012 by BBX Capital’s Compensation Committee for the purposes described above with respect to BBX Capital’s executive officers.

Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the its chief executive officer and other employees (other than its chief financial officer) whose compensation is required to be reported to shareholders under the Exchange Act and the rules and regulations promulgated by the SEC thereunder. However, the statute exempts qualifying “performance-based compensation” from the deduction limit if certain requirements are met. The Compensation Committee believes that it is generally in the Company’s best interest to attempt to structure performance-based compensation, including stock options, performance-based restricted stock awards and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies the statute’s requirements. However, the Committee also recognizes the need to retain flexibility to make compensation decisions that may not meet Section 162(m) standards when necessary to enable the Company to meet its overall objectives, even if the Company may not deduct all of the compensation. Accordingly, the Compensation Committee has approved and may in the future approve compensation arrangements for the Company’s executive officers that are not fully deductible. The compensation paid or payable pursuant to the employment agreements entered into between the Company and its executive officers during November 2012 does not constitute “performance-based compensation” exempt from the $1,000,000 deduction limit of Section 162(m).

The Nominating/Corporate Governance Committee

Oscar Holzmann, Chairman, Neil Sterling and Alan J. Levy serve as the members of the Nominating/Corporate Governance Committee. Each of Messrs. Holzmann, Levy and Sterling is “independent” within the meaning of the listing standards of the NYSE. The Nominating/Corporate Governance Committee is responsible for assisting the Board in identifying individuals qualified to become directors, making recommendations of candidates for directorships, developing and recommending to the Board a set of corporate governance principles for the Company, overseeing the evaluation of the Board and management, overseeing the selection, composition and evaluation of Board committees and overseeing the management continuity and succession planning process. The Nominating/Corporate Governance Committee met two times during 2011.

The Nominating/Corporate Governance Committee reviews, following the end of the Company’s fiscal year, the composition of the Board of Directors and the ability of its current members to continue effectively as directors for the upcoming fiscal year. In the ordinary course, absent special circumstances or a change in the criteria for Board membership, the Nominating/Corporate Governance Committee will re-nominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If the Nominating/Corporate Governance Committee thinks it is in the Company’s best interest to nominate a new individual for director, or fill a vacancy on the Board which may exist from time to time, the Nominating/Corporate Governance Committee will seek out potential candidates for Board appointments who meet the criteria for selection as a nominee and have the specific qualities or skills being sought as follows. Generally, the Nominating/Corporate Governance Committee will identify candidates for directorships through the business and other organization networks of the directors and management. Candidates for director will be selected on the basis of the contributions the Nominating/Corporate Governance Committee believes that those candidates can make to the Board and to management and on such other qualifications and factors as the Nominating/Corporate Governance Committee considers appropriate. Board candidates should have a reputation for honesty and integrity, strength of character, mature judgment and experience in positions with a high degree of responsibility. In addition to reviewing a candidate’s background and accomplishments, candidates for director are reviewed in the context of the current composition of the Board and the evolving needs of the Company. While the Board does not have a formal diversity policy and the Nominating/Corporate Governance Committee does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board, the Board prefers a mix of background and experience among its members. Accordingly, pursuant to the Company’s Corporate Governance Guidelines, the Nominating/Corporate Governance Committee, when assessing potential new directors, seeks individuals from diverse professional backgrounds who provide a broad range of skills, experience and expertise relevant to the Company’s business. The goal of this process is to assemble a group of Board members with deep, varied experience, sound judgment, and commitment to the Company’s success. The Company also requires that its Board members be able to dedicate the time and resources sufficient to ensure the diligent performance of their duties on the Company’s behalf, including attending Board and applicable committee meetings. If the Nominating/Corporate Governance Committee believes a candidate would be a valuable addition to the Board, it will recommend the candidate’s election to the full Board.

Under the Company’s Bylaws, nominations for directors may be made only by or at the direction of the Board of Directors, or by a shareholder entitled to vote who delivers written notice (along with certain additional information specified in the Company’s Bylaws) not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of shareholders. However, if the date of the Company’s annual meeting of shareholders changes by more than 30 days from the date of the preceding year’s annual meeting of shareholders, written notice of a director nomination must be received by the Company within ten days after the Company first mails notice of or publicly discloses the date of the annual meeting of shareholders. For the Company’s 2013 Annual Meeting of Shareholders, the Company must receive shareholder notice of a director nomination (i) between August 15 and September 14, 2013 or (ii) if the Company’s 2013 Annual Meeting of Shareholders is held prior to November 13, 2013, within ten days after the Company first mails notice of or publicly discloses the date of the meeting.

Investment Committee

In addition to the Audit, Compensation and Nominating/Corporate Governance Committees, the Board has also established an Investment Committee. D. Keith Cobb, Chairman, Alan B. Levan, John E. Abdo, Darwin Dornbush, Joel Levy and Seth M. Wise currently serve as the members of the Investment Committee. The Investment Committee assists the Board in supervising and overseeing the management of the Company’s investments in capital assets. The Investment Committee did not hold any formal meetings during 2011.

Leadership Structure

The business of the Company is managed under the direction of the Board, which is elected by the Company’s shareholders. The basic responsibility of the Board is to lead the Company by exercising its business judgment to act in what each director believes to be the best interests of the Company and its shareholders. The Board’s current leadership structure combines the position of Chairman and Chief Executive Officer, and Alan B. Levan has held this dual position since 1978. The Company believes that the combination of these two positions has been an appropriate and suitable structure for the Board’s function and efficiency, as Mr. Levan serves as the direct link between senior management and the Board. Further, as the founder of the I.R.E. Group (predecessor to the Company) in 1972 and the Chairman, Chief Executive Officer and President of the Company for over 30 years, Mr. Levan is in a position to provide critical insight to the Board and feedback to senior management through his long-term relationships and understanding of the Company’s business and prospects.

Risk Oversight

The Board is responsible for overseeing management and the business and affairs of the Company, which includes the oversight of risk. In exercising its oversight, the Board has allocated some areas of focus to its committees and has retained areas of focus for itself. Pursuant to its charter, the Audit Committee is responsible for assuring that the Board is provided the information and resources to assess management’s handling of the Company’s approach to risk management. The Audit Committee also has oversight responsibility for the Company’s financial risk (such as accounting, finance, internal control and tax strategy), and the Audit

Committee or the full Board receives and reviews, as appropriate, the reports of the Company’s internal audit group regarding the results of its annual Company-wide risk assessment and internal audit plan. Reports of all internal audits are provided to the Audit Committee. The Compensation Committee oversees compliance with the Company’s executive compensation plans and related laws and policies. The Nominating/Corporate Governance Committee oversees compliance with governance-related laws and policies, including the Company’s Corporate Governance Guidelines. The Board as a whole has responsibility for overseeing management’s handling of the Company’s strategic and operational risks. Throughout the year, senior management reports to the Board the risks that may be material to the Company, including those disclosed in the Company’s quarterly and annual reports filed with the SEC. The goal of these processes is to achieve serious and thoughtful Board-level attention to the nature of the material risks faced by the Company and the adequacy of the Company’s risk management processes and systems. While the Board recognizes that the risks which the Company faces are not static, and that it is not possible to mitigate all risk and uncertainty all of the time, the Board believes that the Company’s approach to managing its risks provides the Board with the proper foundation and oversight perspective with respect to management of the material risks facing the Company.

Executive Sessions of Non-Management Directors

During 2011, the Company’s non-management directors met two times in executive sessions of the Board in which management directors and other members of management did not participate. Neil Sterling was the presiding director for these sessions. The non-management directors have scheduled regular meetings in March and September of each year and may schedule additional meetings without management present as they determine to be necessary.

Communications with the Board of Directors and Non-Management Directors

Interested parties who wish to communicate with the Board of Directors, any individual director or the non-management directors as a group can write to the Company’s Secretary at the Company’s principal executive offices which are currently located at 2100 West Cypress Creek Road, Fort Lauderdale, Florida 33309. If the person submitting the letter is a shareholder, the letter should include a statement indicating such. Depending on the subject matter, the Company will:

•	forward the letter to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information; or

•	not forward the letter if it is primarily commercial in nature or if it is determined to relate to an improper or irrelevant topic.

A member of management will, at each meeting of the Board, present a summary of all letters received since the last meeting that were not forwarded to the Board and will make those letters available to the Board upon request.

Code of Ethics

The Company has a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees, including the Company’s principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics is available on the Company’s website at www.bfcfinancial.com. The Company will post amendments to or waivers from the Code of Business Conduct and Ethics (to the extent applicable to the Company’s principal executive officer, principal financial officer or principal accounting officer) on its website.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the copies of the forms furnished to the Company and written representations that no other reports were required, the Company believes that all filing requirements under Section 16(a) of the Exchange Act applicable to its officers, directors and greater than 10% beneficial owners were complied with on a timely basis during the year ended December 31, 2011.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The Company’s Bylaws currently provide for the Board of Directors to consist of no less than three and no more than fifteen directors and for each director to serve for a term expiring at the Company’s next annual meeting of shareholders. The specific number of directors is set from time to time by resolution of the Board. The Board currently consists of eleven directors.

All eleven of the Company’s directors have been nominated for re-election at the Annual Meeting to serve for a term expiring at the Company’s 2013 Annual Meeting of Shareholders. Each of the director nominees was recommended for election by the Nominating/Corporate Governance Committee and has consented to serve for his term. If any director nominee should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Except as otherwise indicated, no director nominee or director continuing in office has had any change in principal occupation or employment during the past five years.

Directors Standing for Election

for Terms Expiring at the Company’s 2013 Annual Meeting of Shareholders

ALAN B. LEVAN	Director since 1978

Alan B. Levan, age 68, formed the I.R.E. Group (predecessor to the Company) in 1972. Since 1978, he has been Chairman, President and Chief Executive Officer of the Company or its predecessors. Since 1994, he has been Chairman of the Board and Chief Executive Officer of BBX Capital, and he served as Chairman of the Board of BankAtlantic from 1987 until the completion of the BankAtlantic Sale during July 2012. Since 2002, Mr. Levan has also served as Chairman of the Board of Bluegreen, and he served as a director of Benihana from June 2009 until the completion of the Benihana Merger during August 2012. He was also Chairman of the Board and Chief Executive Officer of Woodbridge Holdings Corporation from 1985 until the consummation of the merger between the Company and Woodbridge in September 2009 (the “Woodbridge Merger”). References to “Woodbridge” herein refer to Woodbridge Holdings Corporation prior to the consummation of the Woodbridge Merger and Woodbridge Holdings, LLC, the surviving company of the Woodbridge Merger and a wholly owned subsidiary of the Company, following the consummation of the Woodbridge Merger. The Company’s Board of Directors believes that Mr. Levan is a strong operating executive and that his proven leadership skills enhance the Board and the Company. The Company’s Board of Directors also believes that Mr. Levan’s management and directorship positions at the Company and BBX Capital and his directorship position at Bluegreen provide the Board with critical insight regarding the business and prospects of each company. Alan B. Levan is the father of Jarett S. Levan.

JOHN E. ABDO	Director since 1988

John E. Abdo, age 69, has served as Vice Chairman of the Company since 1993 and Vice Chairman of BBX Capital since 1994. He was also Vice Chairman of the Board of BankAtlantic and Chairman of its Executive Committee from April 1987 and October 1985, respectively, until the completion of the BankAtlantic Sale during July 2012. Mr. Abdo has also served as Vice Chairman of the Board of Bluegreen since 2002. He served on the Board of Directors of Benihana from 1990, including service as Vice Chairman, until the completion of the Benihana Merger during August 2012. Mr. Abdo is also President of Abdo Companies, Inc., a member of the Board of Directors of the Performing Arts Center Authority (“PACA”) and former President and current director and Chairman of the Finance Committee of the Broward Performing Arts Foundation. Mr. Abdo served as Vice Chairman of Woodbridge from 2001 until the consummation of the Woodbridge Merger during September 2009. The Company’s Board of Directors believes that it benefits from Mr. Abdo’s contributions to the Board, many of which are the result of his extensive knowledge of the Florida business community and the business and affairs of the Company, BBX Capital and Bluegreen based on his long history of service on behalf of those companies. The Board also believes that Mr. Abdo’s real estate background provides additional perspective to the Board.

D. KEITH COBB	Director since 2004

D. Keith Cobb, age 71, has served as a business consultant and strategic advisor to a number of companies since 1996. In addition, Mr. Cobb completed a six-year term on the Board of the Federal Reserve Bank of Miami in 2002. Mr. Cobb spent thirty-two years as a practicing Certified Public Accountant at KPMG LLP, and was Vice Chairman and Chief Executive Officer of Alamo Rent A Car, Inc. from 1995 until its sale in 1996. Mr. Cobb has served on the Board of Directors of BBX Capital since 2003 and the Board of Directors of Alliance Data Systems Corporation since 2004. He also served on the Board of Directors of RHR International, Inc. from 1998 through 2008. The Company’s Board of Directors believes that it benefits from Mr. Cobb’s extensive accounting, banking, financial and board service background and that Mr. Cobb brings insight to the board with respect to the Company’s and BBX Capital’s business, financial condition and strategic development.

DARWIN DORNBUSH	Director since 2009

Darwin Dornbush, age 82, was appointed to the Company’s Board of Directors during September 2009 in connection with the consummation of the Woodbridge Merger after previously serving as a director of Woodbridge since 2003. Mr. Dornbush has been a partner in the law firm of Dornbush Schaeffer Strongin & Venaglia, LLP since 1964. He also served as Secretary of Cantel Medical Corp., a healthcare company, until 2010 and as a director of that company until 2009. In addition, Mr. Dornbush served as a member of the Board of Directors of Benihana from 1995 through 2005 and again from 2009 through January 2012. From 1983 until 2008, he served as Secretary of Benihana and its predecessor. The Company’s Board of Directors believes that it benefits from Mr. Dornbush’s experience in legal and business matters gained from his career as a practicing attorney and his previous and current memberships on public company boards.

OSCAR HOLZMANN	Director since 2002

Oscar Holzmann, age 70, has been an Associate Professor of Accounting at the University of Miami School of Business since 1980. He received his Ph.D. in Business Administration from Pennsylvania State University in 1974. The Company’s Board of Directors believes that Mr. Holzmann’s background gives him a unique perspective and position to contribute to the Board. His accounting and financial knowledge also make him a valuable member of the Company’s Audit Committee.

JARETT S. LEVAN	Director since 2009

Jarett S. Levan, age 39, was appointed to the Company’s Board of Directors during September 2009 in connection with the consummation of the Woodbridge Merger and was appointed to serve as Executive Vice President of the Company during April 2011. He is the President and a director of BBX Capital. He served as the Chief Executive Officer and President of BankAtlantic until the completion of the BankAtlantic Sale during July 2012. Mr. Levan also served in various other capacities at BankAtlantic, including as Executive Vice President and Chief Marketing Officer; President, Alternative Delivery; President, BankAtlantic.com; and Manager of Investor Relations. He joined BankAtlantic as an attorney in the Legal Department in January 1998. He also serves as Chairman of Business for the Arts of Broward and as a director of the Broward Center for the Performing Arts, the Fort Lauderdale Museum of Art, the Museum of Discovery and Science (Fort Lauderdale), the Broward Alliance, the Broward Workshop and the Broward County Cultural Council. The Company’s Board of Directors believes that Mr. Levan’s management and directorship positions at BBX Capital allow him to provide insight to the Board with respect to its business and affairs as well as the financial services industry in general. Jarett S. Levan is the son of Alan B. Levan.

ALAN J. LEVY	Director since 2009

Alan J. Levy, age 72, was appointed to the Company’s Board of Directors during September 2009 in connection with the consummation of the Woodbridge Merger after previously serving as a director of Woodbridge since 2005. Mr. Levy is the founder and, since 1980, has served as the President and Chief

Executive Officer of Great American Farms, Inc., an agricultural company involved in the farming, marketing and distribution of a variety of fresh fruits and vegetables. The Company’s Board of Directors believes that Mr. Levy’s leadership skills and business experience gained from his service as the President and Chief Executive Officer of Great American Farms enhances the Board.

JOEL LEVY	Director since 2009

Joel Levy, age 72, was appointed to the Company’s Board of Directors during September 2009 in connection with the consummation of the Woodbridge Merger after previously serving as a director of Woodbridge since 2003. Mr. Levy is currently the Vice Chairman of Adler Group, Inc., a commercial real estate company, and he served as President and Chief Operating Officer of Adler Group from 1984 through 2007. Mr. Levy also serves as President and Chief Executive Officer of JLRE Consulting, Inc. Mr. Levy is a Certified Public Accountant with vast experience in public accounting. The Company’s Board of Directors believes that Mr. Levy’s experience relating to the real estate industry gained from his executive positions at Adler Group and JLRE Consulting and his previous directorship at Woodbridge provide meaningful insight to the Board and that, based on his finance and accounting background, Mr. Levy makes important contributions to the Company’s Audit Committee.

WILLIAM NICHOLSON	Director since 2009

William Nicholson, age 66, was appointed to the Company’s Board of Directors during September 2009 in connection with the consummation of the Woodbridge Merger after previously serving as a director of Woodbridge since 2003. Since May 2010, Mr. Nicholson has served as a principal of Heritage Capital Group, an investment banking firm. He also served as a principal of Heritage Capital Group from December 2003 through March 2009. In addition, since 2004, Mr. Nicholson has served as President of WRN Financial Corporation and, since 2008, he has been a principal with EXP Loan Services LLC. He was also the Managing Director of BSE Management, LLC from March 2009 through April 2010. The Company’s Board of Directors believes that, because of Mr. Nicholson’s extensive knowledge of the capital and financial markets and broad experience working with the investment community, Mr. Nicholson provides important insight to the Board on financial issues.

NEIL STERLING	Director since 2003

Neil Sterling, age 61, has been the principal of The Sterling Resources Group, Inc., a business development consulting firm, since 1998. He is also the principal of SRG Technology, LLC, a software development and sales company, and New River Consulting Group, LLC, a business development consulting firm. As a successful business consultant, the Company’s Board of Directors believes that Mr. Sterling brings strategic insight to the Board, both with respect to the Company’s business and investments as well as emerging business models.

SETH M. WISE	Director since 2009

Seth M. Wise, age 42, has served as a director and Executive Vice President of the Company since September 2009 when he was appointed to such positions in connection with the consummation of the Woodbridge Merger. Mr. Wise was appointed to serve as Executive Vice President of BBX Capital during August 2012. Since July 2005, Mr. Wise has served as President of Woodbridge after serving as its Executive Vice President since September 2003. At the request of Woodbridge, Mr. Wise served as President of Levitt and Sons, LLC, the former wholly owned homebuilding subsidiary of Woodbridge, prior to its filing for bankruptcy on November 9, 2007. He also previously was Vice President of Abdo Companies, Inc. The Company’s Board of Directors believes that Mr. Wise’s real estate-related experience and background enhance the Board’s knowledge with respect to the real estate industry and that it benefits from the insight he brings with respect to the Company’s, BBX Capital’s and Woodbridge’s operations based on his executive positions at those companies.

The Board of Directors Unanimously Recommends that Shareholders

Vote “For” the Election of Each of the Director Nominees.

IDENTIFICATION OF EXECUTIVE OFFICERS

The following individuals are executive officers of the Company:

Name	Position
Alan B. Levan	Chairman, Chief Executive Officer and President
John E. Abdo	Vice Chairman
Jarett S. Levan	Executive Vice President and Director
Seth M. Wise	Executive Vice President and Director
John K. Grelle	Executive Vice President, Chief Financial Officer, Chief Accounting Officer and Chief Risk Officer

All executive officers serve until they resign or are replaced or removed by the Board of Directors. Biographical information for each of the Company’s executive officers other than Mr. Grelle is set forth in “Proposal No. 1—Election of Directors” above.

John K. Grelle, age 69, joined the Company as acting Chief Financial Officer during January 2008 and was appointed Executive Vice President and Chief Financial Officer during May 2008, Chief Risk Officer during September 2011and Chief Accounting Officer during November 2012. Mr. Grelle has also served as Chief Financial Officer and principal accounting officer of BBX Capital since August 2012. In addition, Mr. Grelle served as Executive Vice President, Chief Financial Officer and principal accounting officer of Woodbridge from May 2008 until the consummation of the Woodbridge Merger during September 2009. Prior to joining the Company, Mr. Grelle served as a Partner of Tatum, LLC, an executive services firm. From 2003 through October 2007, when Mr. Grelle joined Tatum, LLC, Mr. Grelle was the founder and principal of a business formation and strategic development consulting firm. Mr. Grelle has also been employed in various other executive and financial positions throughout his career.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company may be deemed to be controlled by Alan B. Levan, who serves as Chairman, Chief Executive Officer and President of the Company, and John E. Abdo, who serves as Vice Chairman of the Company. Together, Messrs. Levan and Abdo may be deemed to beneficially own shares of the Company’s Class A Common Stock and Class B Common Stock representing approximately 72% of the Company’s total voting power. See “Security Ownership of Certain Beneficial Owners and Management” below for further information with respect to the share ownership of each of Messrs. Levan and Abdo.

The Company may be deemed to be the controlling shareholder of BBX Capital and Bluegreen. The Company also had a direct non-controlling interest in Benihana until the completion of the Benihana Merger during August 2012. Alan B. Levan and John E. Abdo are each executive officers and directors of BBX Capital and directors of Bluegreen. They also served as executive officers and directors of BankAtlantic until the completion of the BankAtlantic Sale during July 2012 and directors of Benihana until the completion of the Benihana Merger during August 2012. In addition, Jarett S. Levan, the son of Alan B. Levan, is an executive officer and director of the Company and BBX Capital, and he was an executive officer and director of BankAtlantic until the completion of the BankAtlantic Sale during July 2012. Mr. Jarett Levan’s total compensation from BBX Capital (including compensation from BankAtlantic) was approximately $480,893 and $700,677 during the years ended December 31, 2011 and 2010, respectively. In addition, Mr. Jarett Levan received compensation from the Company valued at a total of approximately $115,500 and $55,000 during the years ended December 31, 2011 and 2010, respectively. See “Executive Compensation—Summary Compensation Table” below for information regarding the compensation paid to Messrs. Alan Levan and Abdo by the Company, BBX Capital (including compensation from BankAtlantic) and Bluegreen for the years ended December 31, 2011 and 2010. During August 2012, Seth M. Wise, Executive Vice President and a director of the Company, and John K. Grelle, Executive Vice President, Chief Financial Officer and Chief Risk Officer of the Company, were appointed to serve as Executive Vice President and Chief Financial Officer, respectively, of BBX Capital.

On November 11, 2011, the Company and BXG Florida Corporation, a wholly owned subsidiary of the Company through Woodbridge (“Merger Sub”), entered into a merger agreement (the “2011 Merger Agreement”) with Bluegreen which contemplated the merger of Bluegreen with and into Merger Sub and for holders of Bluegreen’s common stock (other than the Company, directly or indirectly through its subsidiaries) to receive eight shares of the Company’s Class A Common Stock for each share of Bluegreen’s common stock that they held at the effective time of the merger. Consummation of the merger pursuant to the 2011 Merger Agreement was subject to a number of closing conditions, including the listing of the Company’s Class A Common Stock on a national securities exchange at the effective time of the merger. Due to the inability to satisfy all required closing conditions, effective November 14, 2012, the parties agreed to terminate the 2011 Merger Agreement and entered into the 2012 Merger Agreement described below.

On November 14, 2012, the Company, Woodbridge and Merger Sub entered into a new definitive merger agreement with Bluegreen (the “2012 Merger Agreement”). Pursuant to the 2012 Merger Agreement, Merger Sub would merge with and into Bluegreen, with Bluegreen continuing as the surviving corporation of the merger and a wholly owned subsidiary of Woodbridge. Subject to the terms and conditions of the 2012 Merger Agreement, Bluegreen’s shareholders (other than the Company, directly or indirectly through its subsidiaries, and shareholders of Bluegreen who duly exercise appraisal rights in accordance with Massachusetts law) will receive consideration of $10.00 in cash for each share of Bluegreen’s common stock that they hold at the effective time of the merger. In addition, each option to acquire shares of Bluegreen’s common stock that is outstanding at the effective time of the merger, whether exercisable or unexercisable, will be canceled in exchange for the holder’s right to receive, with respect to each share subject to the option, the $10.00 per share merger consideration less the exercise price of the option. In addition, each Bluegreen restricted stock award outstanding at the effective time of the merger will convert into the right to receive, with respect to each share of Bluegreen’s common stock subject to the award, the $10.00 per share merger consideration. Consummation of the merger is subject to a number of closing conditions, including the approval of Bluegreen’s shareholders and Woodbridge obtaining the financing necessary to pay the aggregate merger consideration. There is no assurance that the merger will be consummated on the contemplated terms, or at all.

The following table presents related party transactions relating to the shared service arrangements between the Company, BBX Capital (including BankAtlantic) and Bluegreen, as well as the information technology agreement between BFC and BBX Capital (including BankAtlantic), for the years ended December 31, 2011 and 2010. All amounts were eliminated in consolidation (in thousands).

			For the Year Ended December 31, 2011
			BFC	BBX Capital	Bluegreen
Shared service income (expense)	(a	)	$1,688	(1,292)	(396)
Facilities cost and information technology	(b	)	$(410)	359	51

			For the Year Ended December 31, 2010
			BFC	BBX Capital	Bluegreen
Shared service income (expense)	(a	)	$2,565	(2,105)	(460)
Facilities cost and information technology	(b	)	$(544)	484	60

(a)	Pursuant to the terms of shared service agreements between the Company and BBX Capital, subsidiaries of the Company provided human resources, risk management, investor relations, executive office administration and other services to BBX Capital. Additionally, the Company provides certain risk management and administrative services to Bluegreen. The costs of shared services are allocated based upon the usage of the respective services.
(b)	As part of the shared service arrangement, the Company paid BankAtlantic and Bluegreen for the cost of office facilities utilized by the Company and its shared service operations. The Company also paid BankAtlantic for information technology related services pursuant to a separate agreement. BankAtlantic received approximately $91,000 and $154,000 from the Company under the information technology services agreement during the years ended December 31, 2011 and 2010, respectively.

In June 2010, BBX Capital and BankAtlantic entered into a real estate advisory service agreement with the Company for assistance relating to the work-out of loans and the sale of real estate owned. Under the terms of the agreement, the Company received a monthly fee of $12,500 from each of BBX Capital and BankAtlantic and, if the Company’s efforts resulted in net recoveries of any non-performing loan or the sale of real estate owned, the Company would receive a fee equal to 1% of the net value recovered. During the years ended December 31, 2011 and 2010, the Company was paid approximately $0.7 million and $0.8 million, respectively, of real estate advisory service fees under this agreement.

The above-described agreements between BFC and BankAtlantic were either terminated effective upon the closing of the BankAtlantic Sale on July 31, 2012 or were assumed by BB&T for a limited period of time after consummation of the BankAtlantic Sale and, following the BankAtlantic Sale, are no longer considered related party transactions.

In connection with BBX Capital’s then ongoing rights offering to its shareholders, during June 2010, the Company loaned approximately $8.0 million to BBX Capital. BBX Capital executed a promissory note in favor of the Company with a maturity date of July 30, 2010. The note provided for payment either in cash or shares of BBX Capital’s Class A Common Stock, depending on the results of the rights offering and the number of shares allocable to the Company pursuant to its exercise of subscription rights in the rights offering. During July 2010, BBX Capital satisfied the promissory note in full through the issuance of shares of its Class A Common Stock, which were in addition to the shares previously issued to the Company as a result of its exercise of subscription rights in the rights offering.

As of December 31, 2011 and 2010, the Company had cash and cash equivalents accounts at BankAtlantic with balances of approximately $0.2 million and $1.8 million, respectively. These accounts were on the same general terms as deposits made by unaffiliated third parties. The Company received nominal interest with respect to these accounts during the years ended December 31, 2011 and 2010.

In addition to the accounts described above, during 2010, the Company invested funds at BankAtlantic through the Certificate of Deposit Account Registry Service (“CDARS”) program, which facilitates the placement of funds into certificates of deposit issued by other financial institutions in increments less than the standard Federal Deposit Insurance Corporation (“FDIC”) insurance maximum to insure that both principal and interest are eligible for full FDIC coverage. During the year ended December 31, 2010, the Company had up to $7.7 million deposited at BankAtlantic through the CDARS program. The Company did not have any funds invested through this program at BankAtlantic as of December 31, 2010 or at any time during the year ended December 31, 2011.

In prior periods, BBX Capital issued options to purchase shares of its Class A Common Stock to employees of the Company. Additionally, certain employees of BBX Capital have transferred to affiliate companies, and BBX Capital has elected, in accordance with the terms of its stock option plans, not to cancel the stock options held by those former employees. BBX Capital from time to time also issues options and restricted stock awards to employees of the Company that perform services for BBX Capital. During the year ended December 31, 2010, BBX Capital granted 15,000 restricted shares of its Class A Common Stock to employees of the Company that performed services for BBX Capital. These stock awards were scheduled to vest in equal annual installments over a four-year period but were accelerated and immediately vested upon consummation of the BankAtlantic Sale on July 31, 2012. There were no options exercised by former BBX Capital employees during the years ended December 31, 2011 or 2010. Expenses relating to all options and restricted stock awards granted by BBX Capital to employees of the Company, as described in this paragraph, were approximately $51,000 and $77,000 for the years ended December 31, 2011 and 2010, respectively.

BBX Capital’s options and non-vested restricted stock outstanding to employees of the Company consisted of the following as of December 31, 2011 and 2010:

	As of December 31, 2011		As of December 31, 2010
	BBX Capital Class A Common Stock	Weighted Average Price	BBX Capital Class A Common Stock	Weighted Average Price
Options outstanding	6,999	$311.03	9,551	$276.31
Non-vested restricted stock	11,250	—	15,000	—

The Company and BBX Capital utilize certain services of the law firm of Greenspoon Marder, successor to Ruden, McClosky, Smith, Schuster & Russell, P.A. (“Ruden McClosky”). Bruno Di Giulian, a director of BBX Capital, was of counsel to Ruden McClosky until his retirement from the firm in 2006. From the date of his retirement through October 2011, Mr. Di Giulian was paid approximately $12,000 per year in residual compensation from Ruden McClosky. During the years ended December 31, 2011 and 2010, BBX Capital paid fees to Ruden McClosky totaling $250,000 and $181,000, respectively, and the Company paid fees to Ruden McClosky totaling $19,000 and $203,000, respectively.

During the year ended December 31, 2010, Bluegreen reimbursed the Company approximately $1.4 million for certain expenses incurred in assisting Bluegreen in its efforts to explore additional sources of liquidity. Additionally, during the years ended December 31, 2011 and 2010, Bluegreen paid a subsidiary of the Company approximately $0.7 million and $1.3 million, respectively, for a variety of management advisory services. In addition, the Company had an agreement with Bluegreen relating to the maintenance of different independent registered public accounting firms, as PricewaterhouseCoopers LLP served as the Company’s independent registered public accounting firm for the years ended December 31, 2010 and 2011, while Ernst & Young LLP served as Bluegreen’s independent registered public accounting firm for such years. Pursuant to this agreement, Bluegreen reimbursed the Company approximately $0.6 million and $0.5 million in connection with certain review procedures performed by PricewaterhouseCoopers LLP at Bluegreen as part of its audit of the Company’s consolidated financial statements for 2010 and 2011, respectively. As described in further detail below, during October 2012, Bluegreen dismissed Ernst & Young LLP as its independent registered public accounting firm and appointed PricewaterhouseCoopers LLP as its independent registered public accounting firm for the year ending December 31, 2012.

Beginning in 2009, Bluegreen entered into a land lease with Benihana, which constructed and operates a restaurant on one of Bluegreen’s land parcels. Under the terms of the lease, Bluegreen receives payments from Benihana of approximately $0.1 million annually.

During December 2009, Benihana engaged a subsidiary of the Company to provide certain management, financial advisory and other consulting services. For the year ended December 31, 2010, the consulting fees payable to the Company’s subsidiary under this arrangement were approximately $650,000. This engagement ceased during November 2010. In addition, during 2010, Benihana engaged a separate subsidiary of the Company to provide insurance and risk management services. For the year ended December 31, 2010, the Company’s subsidiary received approximately $45,000 under this arrangement. This engagement ceased during January 2011.

Certain of the Company’s affiliates, including its executive officers, have independently made investments with their own funds in both public and private entities that the Company sponsored in 2001 and in which it holds investments.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth certain summary information concerning compensation which, during the years ended December 31, 2011 and 2010, the Company, BBX Capital (including BankAtlantic) and Bluegreen paid to or accrued on behalf of the Company’s Chief Executive Officer and each of the next two most highly compensated executive officers of the Company during the year ended December 31, 2011 (collectively, the “Named Executive Officers”).

Name and Principal Position	Source (1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total($)
Alan B. Levan,	BFC	2011	1,046,712	—	162,000	—	—	—	261,837	1,470,549
Chairman of the Board, President and Chief Executive Officer	BBX	2011	503,519	—	—	—	—	(19,630)	11,675	495,564
	BXG	2011	—	—	—	—	—	—	100	100

			1,550,231	—	162,000	—	—	(19,630)	273,612	1,966,213

	BFC	2010	1,035,865	—	—	—	—	—	260,384	1,296,249
	BBX	2010	552,716	—	310,000	—	23,663	(19,539)	15,328	882,168
	BXG	2010	—	—	—	—	—	—	100	100

			1,588,581	—	310,000	—	23,663	(19,539)	275,812	2,178,517

John E. Abdo,	BFC	2011	1,046,712	—	162,000	—	—	—	306,240	1,514,952
Vice Chairman of the Board	BBX	2011	503,519	—	—	—	—	(8,344)	40	495,215
	BXG	2011	—	—	—	—	—	—	6,351	6,351

			1,550,231	—	162,000	—	—	(8,344)	312,631	2,016,518

	BFC	2010	1,035,865	—	—	—	—	—	306,240	1,342,105
	BBX	2010	552,716	—	310,000	—	23,663	(8,313)	420	878,486
	BXG	2010	—	—	—	—	—	—	6,351	6,351

			1,588,581	—	310,000	—	23,663	(8,313)	313,011	2,226,942

Seth M. Wise,	BFC	2011	525,000	—	107,991	—	—	—	7,200	640,191
Executive Vice President	BBX	2011	—	—	—	—	—	—	—	—
	BXG	2011	—	—	—	—	—	—	—	—

			525,000	—	107,991				7,200	640,191

	BFC	2010	472,662	—	—	—	—	—	7,062	479,724
	BBX	2010	—	—	—	—	—	—	—	—
	BXG	2010	—	—	—	—	—	—	—	—

			472,662	0	0	0	0	0	7,062	479,724

(1)	Amounts identified as BFC represent amounts paid or accrued by the Company. Amounts identified as BBX represent amounts paid or accrued by BBX Capital and BankAtlantic. Amounts identified as BXG represent amounts paid or accrued by Bluegreen. Mr. Wise did not receive any compensation from BBX Capital, BankAtlantic or Bluegreen during 2011 or 2010.
(2)	On September 16, 2011, the Company’s Compensation Committee approved the grant of restricted shares of the Company’s Class A Stock to certain officers of the Company and its subsidiaries, including 450,000 restricted shares to each of Messrs. Alan Levan and Abdo and 299,975 restricted shares to Mr. Wise. The restricted stock awards were granted under the Company’s 2005 Stock Incentive Plan and will cliff vest at the end of the four year service period on September 16, 2015. On February 23, 2010, each of Messrs. Alan Levan and Abdo received 50,000 restricted shares of BBX Capital’s Class A Common Stock. These restricted stock awards were granted under BBX Capital’s 2005 Restricted Stock Option Plan and will vest in four equal annual installments, with the first two installments having vested on February 23, 2011 and 2012. Assumptions used in the calculation of the grant date fair value of these awards are included in Note 24 to the Company’s audited consolidated financial statements included in included in Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2011, which was filed with the SEC on April 18, 2012.
(3)

During 2006, BBX Capital’s Board of Directors and shareholders approved BBX Capital’s 2006 Performance-Based Annual Incentive Plan, which was designed to advance the interests of BBX Capital and its shareholders by providing certain of BBX Capital’s key executives with annual incentive compensation tied to the achievement of pre-established and objective performance goals and to promote the success and profitability of BBX Capital’s business. During 2010 and 2011, all members of the Executive Management Council of BankAtlantic, including Messrs. Alan Levan and Abdo, were eligible to receive bonuses ranging from 50% to 200% of the applicable executive officer’s base salary based, in whole or in part, upon the achievement of quarterly and annual threshold objectives, including objectives related to reductions in core non-interest expense and targets for core earnings. The amounts for 2010 represent amounts earned by Messrs. Alan Levan and Abdo based on the achievement of the performance objectives for the first quarter of 2010. While the annual performance objective related to core earnings established for 2010 was achieved, in light of the overall financial environment, and based on the recommendation of Mr. Alan Levan and the concurrence of BBX Capital’s other “named executive officers,” BBX Capital’s Compensation Committee determined not to grant any bonuses related to the achievement of that objective. No amounts were paid to Messrs. Alan Levan or Abdo, or accrued by BBX Capital on behalf of Messrs. Alan Levan or Abdo, with respect to the performance objectives established under the plan for 2011.
(4)	Represents the decrease in the actuarial present value of accumulated benefits under the Retirement Plan for Employees of BankAtlantic (the “BankAtlantic Retirement Plan”). Additional information regarding the BankAtlantic Retirement Plan is set forth in the narrative accompanying the table entitled “Pension Benefits—2011” below.
(5)	Items included under “All Other Compensation” for 2011 for each of the Named Executive Officers are set forth in the table below:

	Levan	Abdo	Wise
BFC
Perquisites and other benefits	$112,637	$—	$—
Amounts paid for life and disability insurance premiums	135,567	—	—
Management fees paid to Abdo Companies, Inc.	—	306,240	—
Amount paid for automobile expenses	13,633		7,200

Total “All other compensation”	$261,837	$306,240	$7,200

BBX
Perquisites and other benefits	$11,635	$—	$—
Dividends on restricted stock, REIT shares	40	40	—

Total “All other compensation”	$11,675	$40	$—

BXG
Perquisites and other benefits	$—	$6,251	$—
Directors fees	100	100	—

Total “All other compensation”	$100	$6,351	$—

The value of “Perquisites and other benefits” in the table above was calculated based on their incremental cost to the respective company, which was determined based on the actual cost of providing these “Perquisites and other benefits.” The “Perquisites and other benefits” received in 2011 by Mr. Alan Levan from the Company related to his personal use of the Company’s tickets to entertainment and sporting events.

Mr. Abdo is the principal shareholder and Chief Executive Officer of Abdo Companies, Inc.

Messrs. Alan Levan and Abdo are not employees of Bluegreen; however, they serve as Chairman and Vice Chairman, respectively, of Bluegreen’s Board of Directors. As indicated in the table above, Messrs. Alan Levan and Abdo each received a cash fee of $100 from Bluegreen for their service as directors of Bluegreen during 2011. Mr. Abdo also received perquisites and other benefits from Bluegreen valued at $6,251. In addition, during 2008, each of Messrs. Alan Levan and Abdo received, in consideration for his service as Chairman and Vice Chairman, respectively, (i) options to purchase 50,000 shares of Bluegreen’s common stock at an exercise price of $9.31 per share, (ii) options to purchase an additional 71,000 shares of Bluegreen’s common stock at an exercise price of $7.50 per share and (iii) 71,000 shares of restricted Bluegreen stock. Each of the awards granted to Messrs. Alan Levan and Abdo during 2008 is scheduled to vest in May 2013; provided, however, that the vesting of a percentage (of up to 100%) of the options and restricted stock described in clauses (ii) and (iii) above, respectively, will accelerate in certain circumstances. See “Outstanding Equity Awards at Fiscal Year-End 2011” below for additional information regarding equity-based awards of Bluegreen held by Messrs. Alan Levan and Abdo.

Employment Agreements

On November 12, 2012, the Company entered into employment agreements with its executive officers, including each of the Named Executive Officers. Under the terms of their respective employment agreements, each of the Named Executive Officers will receive an annual base salary and be entitled to receive bonus payments under bonus plans established from time to time by the Compensation Committee or otherwise at the discretion of the Compensation Committee. The following table sets forth information regarding the base salary and bonuses paid or payable to the Named Executive Officers under their respective employment agreements.

Named Executive Officer	Base Salary(1)	Bonus(2)	Bonus Opportunity(3)
Alan B. Levan	$750,000	$700,000	200%
John E. Abdo	$750,000	$700,000	200%
Seth M. Wise	$375,000	$125,000	80%

(1)	Represents the Named Executive Officer’s base salaries for the year ending December 31, 2012. The Compensation Committee will review and have the discretion to increase each Named Executive Officer’s base salary on an annual basis. The base salaries may not be decreased without the applicable Named Executive Officer’s written consent.
(2)	Represents discretionary cash bonuses paid to the Named Executive Officer upon execution of his employment agreement based on a subjective evaluation of his overall performance in areas outside those that can be objectively measured from financial results.
(3)	Represents the Named Executive Officer’s bonus opportunity, stated as a percentage of his then-current base salary, for each calendar year during the term of his employment agreement commencing with the year ending December 31, 2012 (hereinafter referred to as the “Annual Bonus”). Any Annual Bonuses payable for the year ending December 31, 2012 would be in addition to the amounts set forth in the “Bonus” column.

In addition, pursuant to the terms of their respective employment agreements, the Company granted 1,852,097 restricted shares to each of Mr. Alan Levan and Mr. Abdo, and 926,049 restricted shares to Mr. Wise, in each case under the Company’s 2005 Stock Incentive Plan. However, an aggregate of 2,499,761 of the restricted shares granted to the Named Executive Officers is subject to approval by the Company’s shareholders of an amendment of the Company’s 2005 Stock Incentive Plan to increase the number of shares available for grant under the plan. See “Proposal No. 2—Amendment of the Company’s 2005 Stock Incentive Plan” for information regarding the proposed amendment to the plan. The restricted stock awards are in shares of the Company’s Class A Common Stock and are scheduled to vest in four equal annual installments beginning on September 30, 2013, subject to the applicable Named Executive Officer’s continued employment with the Company and certain other terms and conditions of the awards.

The employment agreements also provide that the Compensation Committee will work with an independent compensation consultant and the Company’s executive management team to develop a “carried interest” compensation plan in which the Named Executive Officers will be entitled to participate.

Each employment agreement has an initial term of three years and provides for annual renewal terms unless either the applicable Named Executive Officer or the Company elects for the agreement to expire at the end of the then-current term or the agreement is earlier terminated pursuant to the employment agreement. Each employment agreement may be terminated by the Company for “Cause” or “Without Cause” or by the Named Executive Officer for “Good Reason” (as such terms are defined in the employment agreement). If an employment agreement is terminated with the Company for “Cause,” the applicable Named Executive Officer will be entitled to receive his base salary through the date of termination. If an employment agreement is terminated by the Company “Without Cause” or by the Named Executive Officer for “Good Reason,” the applicable Named Executive Officer will be entitled to receive (i) his base salary through the date of termination, (ii) the prorated portion of the Named Executive Officer’s Annual Bonus (based on the average Annual Bonus paid to him during the prior two fiscal years) through the date of termination and (iii) a severance payment as follows. Each of Mr. Alan Levan and Mr. Abdo will be entitled to receive a severance payment in an amount equal to 2 times the sum of his annual base salary and Annual Bonus opportunity at the date of termination (or 2.99 times the sum of his annual base salary and Annual Bonus opportunity at the date of termination if such termination occurs within two years after a “Change in Control” (as defined in the employment agreement)).

Mr. Wise will be entitled to receive a severance payment in an amount equal to 1.5 times the sum of his annual base salary and Annual Bonus opportunity at the date of termination (or 2 times the sum of his annual base salary and Annual Bonus opportunity at the date of termination if such termination occurs within two years after a “Change in Control”). In addition, if a Named Executive Officer’s employment agreement is terminated by the Company “Without Cause” or by the Named Executive Officer for “Good Reason,” all incentive stock options and restricted stock awards previously granted to the Named Executive Officer by the Company but not yet vested will immediately accelerate and fully vest as of the termination date, and the Company will be required to provide the Named Executive Officer with continued benefits, including, without limitation, health and life insurance, for the following periods: (i) two years following the year in which the termination occurs (or three years following the year in which the termination occurs, if such termination occurred within two years after a Change in Control), in the case of each of Mr. Alan Levan and Mr. Abdo, and (ii) eighteen months following the year in which the termination occurs (or two years following the year in which the termination occurs, if such termination occurred within two years after a Change in Control), in the case of Mr. Wise. Each employment agreement will also be terminated upon the Named Executive Officer’s death, in which case the applicable Named Executive Officer’s estate will be entitled to receive his base salary through the date of his death and the prorated portion of the Named Executive Officer’s Annual Bonus (based on the average Annual Bonus paid to him during the prior two fiscal years) through the date of his death.

Each Named Executive Officer also agreed in his respective employment agreement to enter into a non-disclosure, non-competition, confidentiality and non-solicitation of customers agreement with the Company on terms acceptable to both the Named Executive Officer and the Company. Entry into such agreement is a condition to the Company’s obligation to make and provide the post-termination payments and benefits described in the preceding paragraph.

On November 12, 2012, BBX Capital entered into employment agreements with certain of its executive officers, including each of the Named Executive Officers. The terms of the Named Executive Officers’ respective employment agreements with BBX Capital are substantially the same as those described above with respect to their employment agreements with the Company, except for the bonus amounts paid to the Named Executive Officers and the amount of restricted stock awards granted to the Named Executive Officers upon their entry into the employment agreements. Each of Mr. Alan Levan and Mr. Abdo received a bonus of $1,100,000 upon entry into his employment agreement with BBX Capital and was granted 376,802 shares of BBX Capital restricted Class A Common Stock. Mr. Wise received a bonus of $750,000 upon entry into his employment agreement with BBX Capital and was granted 188,401 shares of BBX Capital restricted Class A Common Stock.

The compensation paid or payable to the Named Executive Officers pursuant to their respective employment agreements with the Company and BBX Capital does not constitute “performance-based compensation” exempt from the $1,000,000 deduction limit of Section 162(m) of the Code.

Outstanding Equity Awards at Fiscal Year-End 2011

The following table sets forth certain information regarding equity-based awards of the Company held by the Named Executive Officers as of December 31, 2011.

	Option Awards								Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Alan B. Levan	210,579	(1)(3)	—		N/A	$0.41	(9)	2/7/2013
	93,750	(1)(4)	—			$0.41	(9)	7/28/2014
	76,340	(2)(5)	76,340	(2)(5)		$0.41		9/21/2014
	75,000	(2)(6)	—			$0.41	(9)	7/11/2015
	75,000	(2)(7)	—			$0.41	(9)	6/5/2016
	—		75,000	(2)(8)		$0.41	(9)	6/4/2017
									450,000	(10)	$157,500	N/A	N/A

John E. Abdo	210,579	(1)(3)	—		N/A	$0.41	(9)	2/7/2013
	93,750	(1)(4)	—			$0.41	(9)	7/28/2014
	93,690	(2)(5)	93,690	(2)(5)		$0.41		9/21/2014
	75,000	(2)(6)	—			$0.41	(9)	7/11/2015
	75,000	(2)(7)	—			$0.41	(9)	6/5/2016
	—		75,000	(2)(8)		$0.41	(9)	6/4/2017
									450,000	(10)	$157,500	N/A	N/A

Seth M. Wise	39,912	(2)(5)	39,912	(2)(5)	N/A	$0.41		9/21/2014	299,975	(10)	$104,991	N/A	N/A

(1)	Represents options to purchase shares of the Company’s Class B Stock.
(2)	Represents options to purchase shares of the Company’s Class A Stock.
(3)	Vested on February 7, 2008.
(4)	Vested on July 28, 2009.
(5)	Vests in four equal annual installments. The first two installments vested on September 21, 2010 and 2011. The third installment vested on September 21, 2012 but is listed as “Unexercisable” in the table above because it had not vested as of December 31, 2011.
(6)	Vested on July 11, 2010.
(7)	Vested on June 5, 2011.
(8)	Vested on June 4, 2012 but is listed as “Unexercisable” in the table above because the options had not vested as of December 31, 2011.
(9)	Options were re-priced on September 21, 2009 to a new exercise price of $0.41 per share (the closing price of the Company’s Class A Stock as quoted on the Pink Sheets on September 21, 2009).
(10)	Represents restricted stock awards in shares of the Company’s Class A Common Stock. These restricted stock awards are scheduled to vest on September 16, 2015.

See “Employment Agreements” above for information regarding restricted stock awards of the Company’s Class A Common Stock granted to each of the Named Executive Officers upon his entry into an employment agreement with the Company during November 2012.

The following table sets forth certain information regarding equity-based awards of BBX Capital held by the Named Executive Officers as of December 31, 2011.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(1)		Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Alan B. Levan	3,135	(2)		N/A	$213.96	3/4/2012
	3,135	(3)			$185.26	3/31/2013
	2,400	(4)			$455.00	7/5/2014
	2,400	(5)			$475.50	7/11/2015
							37,500	(6)	$126,750	N/A	N/A

John E. Abdo	2,900	(2)		N/A	$213.96	3/4/2012
	2,900	(3)			$185.26	3/31/2013
	1,600	(4)			$455.00	7/5/2014
	1.600	(5)			$475.50	7/11/2015
							37,500	(6)	$126,750	N/A	N/A

Seth M. Wise	522	(2)		N/A	$213.96	3/4/2012
	523	(3)			$185.26	3/31/2013
	200	(4)			$455.00	7/5/2014

(1)	All options are to purchase shares of BBX Capital’s Class A Common Stock.
(2)	Vested on March 4, 2007.
(3)	Vested on March 31, 2008.
(4)	Vested on July 6, 2009.
(5)	Vested on July 12, 2010.
(6)	Represents restricted stock awards in shares of BBX Capital’s Class A Common Stock. These restricted stock awards are scheduled to vest pro-rata over four years, with the first two installments having vested on February 23, 2011 and 2012. Includes 12,500 shares for each of Messrs. Alan Levan and Abdo which vested with the second installment on February 23, 2012.

See “Employment Agreements” above for information regarding restricted stock awards of BBX Capital’s Class A Common Stock granted to each of the Named Executive Officers upon his entry into an employment agreement with BBX Capital during November 2012.

The following table sets forth certain information regarding equity-based awards of Bluegreen held by Messrs. Alan Levan and Abdo as of December 31, 2011. Mr. Wise does not currently hold, and as of December 31, 2011 did not hold, any equity-based awards of Bluegreen.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Option Exercisable		Number of Securities Underlying Unexercised Options Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Alan B. Levan
	50,000	(1)			—	$18.36	7/20/2015
	50,000	(2)			—	$12.07	7/19/2016
			50,000	(3)	—	$11.98	7/18/2017
			71,000	(4)	—	$7.50	5/21/2015
			50,000	(5)	—	$9.31	5/21/2018
								71,000	(4)	$199,510

John E. Abdo
	50,000	(1)			—	$18.36	7/20/2015
	50,000	(2)			—	$12.07	7/19/2016
			50,000	(3)	—	$11.98	7/18/2017
			71,000	(4)	—	$7.50	5/21/2015
			50,000	(5)	—	$9.31	5/21/2018
								71,000	(4)	$199,510

(1)	Vested on July 20, 2005.
(2)	Vested on July 19, 2011.
(3)	Vested on July 18, 2012 but is listed as “Unexercisable” in the table above because the options had not vested as of December 31, 2011.
(4)	Scheduled to vest on May 21, 2013; however, the vesting of a percentage (of up to 100%) of the options and restricted shares will accelerate in certain circumstances.
(5)	Vests on May 21, 2013.

As described above, pursuant to the terms of the 2012 Merger Agreement, each option to acquire shares of Bluegreen’s common stock that is outstanding at the effective time of the merger, whether exercisable or unexercisable, including those held by Mr. Alan Levan and Mr. Abdo, will be canceled in exchange for the holder’s right to receive, with respect to each share subject to the option, the $10.00 per share merger consideration less the exercise price of the option. In addition, each Bluegreen restricted stock award outstanding at the effective time of the merger, including those held by Mr. Alan Levan and Mr. Abdo, will convert into the right to receive, with respect to each share of Bluegreen’s common stock subject to the award, the $10.00 per share merger consideration.

Pension Benefits-2011

The following table sets forth certain information with respect to accumulated benefits as of December 31, 2011 under any Company, BBX Capital, BankAtlantic or Bluegreen plan that provided for payments or other benefits to Messrs. Alan Levan and Abdo at, following, or in connection with, retirement. Mr. Wise is not entitled to receive any payment or other benefit at, following, or in connection with, retirement under any such plan.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1)		Payment During Last Fiscal Year
Alan B. Levan	Retirement Plan for Employees of BankAtlantic	26	$1,022,358	(2)	$0
John E. Abdo	Retirement Plan for Employees of BankAtlantic	14	424,580	(3)	0

(1)	Assumptions used in the calculation of these amounts are included in footnote 18 to the audited consolidated financial statements included in BBX Capital’s Annual Report on Form 10-K for the year ended December 31, 2011, which was filed with the SEC on March 30, 2012, except that retirement age was assumed to be 65, the normal retirement age as defined in the BankAtlantic Retirement Plan.
(2)	Represents the present value of accumulated benefits under the BankAtlantic Retirement Plan and the supplemental retirement benefit described below.
(3)	Represents the present value of accumulated benefits under the BankAtlantic Retirement Plan. Mr. Abdo is not entitled to the supplemental retirement benefit described below.

BankAtlantic Retirement Plan

Messrs. Alan Levan and Abdo were participants in the BankAtlantic Retirement Plan, a defined benefit plan of BankAtlantic. Effective December 31, 1998, BBX Capital froze the benefits under the BankAtlantic Retirement Plan. Participants who were employed at December 1, 1998 became fully vested in their benefits under the BankAtlantic Retirement Plan, and there were no subsequent benefit accruals. The BankAtlantic Retirement Plan was designed to provide retirement income based on an employee’s salary and years of active service, determined as of December 31, 1998. The cost of the BankAtlantic Retirement Plan was paid by BankAtlantic and all contributions were actuarially determined.

In general, the BankAtlantic Retirement Plan provided for monthly payments to or on behalf of each covered employee upon such employee’s retirement (with provisions for early or postponed retirement), death or disability. As a result of the freezing of future benefit accruals, the amount of the monthly payments was based generally upon two factors: (i) the employee’s average regular monthly compensation for any five consecutive years out of the ten year period ended December 31, 1998, (or, if earlier, on the date of retirement, death or disability) that produced the highest average monthly rate of regular compensation; and (ii) the employee’s years of service with BankAtlantic at December 31, 1998 (or, if earlier, the date of retirement, death or disability). Benefits are payable for the retiree’s life, with ten years’ worth of payments guaranteed. The benefits are not subject to any reduction for Social Security or any other external benefits.

In 1996, BankAtlantic amended the BankAtlantic Retirement Plan and adopted a supplemental benefit for certain executives, as permitted by the Employee Retirement Income Security Act of 1974 and the Code. This was done because of a change in the Code that operated to restrict the amount of the executive’s compensation that may be taken into account for BankAtlantic Retirement Plan purposes, regardless of the executive’s actual compensation. The intent of the supplemental benefit, when added to the regular BankAtlantic Retirement Plan benefit, was to provide to certain executives the same retirement benefits that they would have received had the Code limits not been enacted, subject to other requirements of the Code. The supplemental benefit also was frozen as of December 31, 1998. Because the percentage of pre-retirement compensation payable from the BankAtlantic Retirement Plan to Mr. Alan Levan, including the BankAtlantic Retirement Plan’s supplemental benefit, fell short of the benefit that he would have received under the BankAtlantic Retirement Plan absent the Code limits, BankAtlantic adopted the Split-Dollar Life Insurance Plan (the “BankAtlantic Split-Dollar Plan”) described below.

The following table illustrates annual pension benefits at age 65 for various levels of compensation and years of service at December 31, 1998, the date on which BankAtlantic Retirement Plan benefits were frozen.

	Estimated Annual Benefits Years of Credited Service at December 31, 1998
Average Five Year Compensation at December 31, 1998	5 Years	10 Years	20 Years	30 Years	40 Years
$120,000	$10,380	$20,760	$41,520	$62,280	$83,160
$150,000	13,005	26,010	52,020	78,030	104,160
$160,000 and above	13,880	27,760	55,520	83,280	111,160

BankAtlantic Split-Dollar Plan

BankAtlantic adopted the BankAtlantic Split-Dollar Plan in 1996 to provide additional retirement benefits to Mr. Alan Levan, whose monthly benefits under the BankAtlantic Retirement Plan were limited by changes to the Code. Under the BankAtlantic Split-Dollar Plan and its accompanying agreement with Mr. Alan Levan, BankAtlantic arranged for the purchase of an insurance policy (the “Policy”) insuring the life of Mr. Alan Levan. The Policy accumulated cash value over time to supplement Mr. Alan Levan’s retirement benefit payable from the BankAtlantic Retirement Plan. Under the terms and conditions of the agreement between BankAtlantic and Mr. Alan Levan, Mr. Alan Levan owns the Policy, but BankAtlantic agreed to make premium payments for the Policy until Mr. Alan Levan reached the retirement age of 65 or his death, if earlier, after which time BankAtlantic was entitled to be reimbursed for the amount of all premiums previously paid by it for the Policy. The BankAtlantic Split-Dollar Plan was not included in the freezing of the BankAtlantic Retirement Plan, and BankAtlantic made premium payments for the Policy from 1998 through 2009, when Mr. Alan Levan reached the retirement age of 65. During 2010, BankAtlantic was reimbursed $3,492,212 for premium payments previously paid by it for the Policy.

Payments Related to the BankAtlantic Sale

Each of Mr. Alan Levan and Mr. Abdo received certain payments, and subject to applicable regulatory approval may receive additional compensation and other payments, in connection with BBX Capital’s July 31, 2012 sale of BankAtlantic to BB&T. The table below contains certain information regarding these payments to Mr. Alan Levan and Mr. Abdo. Mr. Wise did not receive any compensation or other payments in connection with the BankAtlantic Sale.

Name	Cash($)(1)	Equity($)	Pension/ NQDC($)	Perquisites/ Benefits($)	Tax Reimbursements($)	Other($)	Total($)
Alan B. Levan	3,645,179	—	—	—	—	—	3,645,179
John E. Abdo	3,623,194	—	—	—	—	—	3,623,194

(1)	Each of Mr. Alan Levan and Mr. Abdo received $1,500,000 from BB&T in exchange for his entry into a three-year non-competition and employee non-solicitation agreement in favor of BB&T with terms consistent with the restrictive covenants applicable to BBX Capital under the stock purchase agreement between BBX Capital and BB&T. The balance for each of Mr. Alan Levan and Mr. Abdo, representing two times the average annual salary and bonus paid by BBX Capital and BankAtlantic to Mr. Alan Levan or Mr. Abdo, as applicable, for the years ended December 31, 2008, 2009 and 2010, will be paid by BBX Capital and reimbursed by BB&T only upon receipt of all required regulatory approvals.

DIRECTOR COMPENSATION

The Company’s Compensation Committee recommends director compensation to the full Board of Directors based on factors it considers appropriate and based on the recommendations of management. Each director who is not also an employee of the Company or BBX Capital (each, a “non-employee director”) currently receives an annual cash retainer of $70,000 annually for his service on the Board of Directors. In addition to compensation for their service on the Board of Directors, the Company pays compensation to its non-employee directors for their service on the Board’s committees as follows. The Chairman of the Audit Committee receives an annual cash retainer of $15,000. All other members of the Audit Committee receive annual cash retainers of $10,000. The Chairman of the Compensation Committee, Nominating/Corporate Governance Committee and Investment Committee each receive an annual cash retainer of $3,500. Other than the Chairman, members of the Compensation Committee, Nominating/Corporate Governance Committee and Investment Committee do not currently receive additional compensation for their service on those committees.

Director Compensation Table-2011

The following table sets forth, for the year ended December 31, 2011, certain information regarding the compensation paid to the Company’s non-employee directors for their service on the Board and its committees:

	Fees Earned or Paid in Cash($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)	All Other Compensation ($)	Total($)
D. Keith Cobb(2)	73,500	—	—	—	—	—	73,500
Darwin Dornbush	70,000	—	—	—	—	—	70,000
Oscar Holzmann	83,500	—	—	—	—	—	83,500
Alan J. Levy	70,000	—	—	—	—	—	70,000
Joel Levy	85,000	—	—	—	—	—	85,000
William Nicholson	80,000	—	—	—	—	—	80,000
Neil Sterling	73,500	—	—	—	—	—	73,500

(1)	The table below sets forth the aggregate number of stock options held by each of the non-employee directors as of December 31, 2011. None of the non-employee directors held any shares of restricted stock of the Company as of December 31, 2011.

Name	Stock Options
D. Keith Cobb	6,250	(b)
Darwin Dornbush	14,876	(a)
Oscar Holzmann	171,513	(c)
Alan J. Levy	9,577	(a)
Joel Levy	39,686	(a)
William Nicholson	65,357	(a)
Neil Sterling	171,513	(c)

(a)	Represents options to purchase shares of the Company’s Class A Stock.
(b)	Represents options to purchase shares of the Company’s Class B Stock.
(c)	Represents, with respect to each of Messrs. Holzmann and Sterling, options to purchase 151,223 shares of the Company’s Class A Stock and 20,290 shares of the Company’s Class B Stock.

(2)	During 2011, Mr. Cobb also received compensation of $90,000 in consideration for his service as a member of BBX Capital’s Board of Directors and as Chairman of its Audit Committee.

PROPOSAL NO. 2—AMENDMENT OF THE COMPANY’S 2005 STOCK INCENTIVE PLAN

Background

During 2005, the Company’s Board of Directors and shareholders approved the Company’s 2005 Stock Incentive Plan (such plan, as previously amended, being referred to within this section as the “Plan”), which provides for the issuance of restricted stock awards of the Company’s Class A Stock and for the grant of options to purchase shares of Class A Stock. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility at the Company, to provide additional long-term incentives to employees of the Company and its subsidiaries as well as to other individuals who perform services for the Company and its subsidiaries, and to promote the success and profitability of the Company’s business.

Description of Proposed Amendment; Reasons for the Amendment

The Plan currently limits the total number of shares of Class A Stock available for grant under the Plan to 6,000,000 shares. At September 30, 2012, 2,556,579 shares of Class A Stock remained available for grant under the Plan. As described in further detail below under “New Plan Benefits,” on November 12, 2012, the Company granted an aggregate of 5,556,292 restricted stock awards under the Plan to the Company’s executive officers upon their entry into employment agreements with the Company, subject, to the extent applicable, to shareholder approval of an amendment of the Plan to increase the number of shares available for grant under the Plan to 9,500,000 shares (referred to within this section as the “Plan Amendment”). In addition to creating availability for the full amount of these restricted stock grants, the Board of Directors, based on the recommendation of the Compensation Committee, approved the Plan Amendment, subject to shareholder approval, in order to afford the Company with the future flexibility to provide competitive equity-based incentive compensation opportunities to employees of the Company. The Board believes that the ability to grant equity-based incentive compensation awards promotes the retention and recruiting of key employees and enhances the relationship between employee performance and the creation of shareholder value.

Other than as described above, the terms and conditions of the Plan, which were previously approved by the Company’s shareholders, will remain unchanged. Set forth below is a summary of the Plan reflecting the Plan Amendment. The following summary is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

Description of the Plan

Types of Awards. The Plan allows the Company to grant stock options (both incentive stock options and non-qualified stock options) and restricted stock.

Administration. The Plan is administered by an administrative committee which may consist of not less than two members of the Board of Directors. The administrative committee has broad discretionary powers. The Board of Directors may exercise any power or discretion conferred on the administrative committee. The Compensation Committee currently serves as the administrative committee for the Plan.

Stock Subject to the Plan. The Company will at all times reserve and keep available such number of shares as may be required to meet the needs of the Plan. If the Plan Amendment is approved by the Company’s shareholders, the Plan will provide for a maximum of 9,500,000 shares of Class A Stock to be available for issuance for restricted stock awards and upon the exercise of options granted under the Plan. Any shares subject to stock awards or option grants under the Plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full are available for further grant under the Plan.

Eligibility. The administrative committee selects the people who will receive stock option grants and restricted stock awards under the Plan. Any employee or director of the Company or of any of the Company’s subsidiaries, and any independent contractor or agent of the Company, may be selected to receive restricted stock awards and stock option grants. As of November 13, 2012, eleven directors and approximately nineteen employees of the Company were eligible to be selected to receive stock options and restricted stock awards under the Plan.

Restricted Stock Awards. The administrative committee may, in its discretion, grant awards of restricted stock to eligible individuals under the Plan. The administrative committee determines at the time of the grant whether the award is a performance-based restricted stock award, the number of shares of Class A Stock subject to the award and the vesting schedule applicable to the award. In addition, the administrative committee may, in its discretion, establish other terms and conditions applicable to the award.

Unless the administrative committee determines otherwise with respect to any restricted stock award, before the shares subject to a restricted stock award are vested and transferred to the award recipient, the administrative committee exercises all voting and tender rights relating to such shares in its discretion and holds and accumulates any dividends or distributions on such shares for distribution at the same time and terms as the shares. However, the administrative committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions or the immediate distribution of dividends paid on the underlying shares.

Vesting. All restricted stock awards are subject to a vesting schedule specified by the administrative committee at the time the award is made. If the administrative committee does not specify a vesting schedule, the award vests in full on the first anniversary of the grant date. In the event of death or termination due to disability before the vesting date, unvested awards that would have vested within six months after death or termination for disability are deemed vested. All other awards that are unvested at termination of employment are forfeited, with the award recipient receiving a refund equal to the lesser of the fair market value of the unvested shares at termination of employment or the amount (if any) paid when the award was made.

Performance-Based Restricted Stock Awards. At the time of grant, the administrative committee may designate a restricted stock award as a performance-based restricted stock award. In that case, the administrative committee establishes, in addition to or in lieu of service-based vesting requirements, one or more performance goals, which must be attained as a condition of retention of the shares. The performance goal(s) are based on one or more of the following:

•	earnings per share;

•	net income;

•	EBITDA;

•	return on equity;

•	return on assets;

•	core earnings;

•	stock price;

•

strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, goals relating to acquisitions or divestitures, revenue targets or business development goals; and

•	except in the case of a “covered employee” under Section 162(m) of the Code, any other performance criteria established by the administrative committee.

Performance goals may be established on the basis of reported earnings or cash earnings, and consolidated results or results of individual business units and may, in the discretion of the administrative committee, include or exclude extraordinary items and/or the results of discontinued operations. Each performance goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company (or individual business units) and/or the past or current performance of other companies. Attainment of the performance goals will be measured over a performance measurement period specified by the administrative committee when the award is made.

The administrative committee determines in its discretion whether the award recipient has attained the performance goals. If the administrative committee determines that the award recipient attained the performance goals, the administrative committee certifies that fact in writing. If the performance goals are not satisfied during the performance measurement period, the relevant awards are forfeited. If the performance goals and any service-based vesting schedule are satisfied, the award is distributed (or any vesting-related legend removed from any stock certificates previously delivered to the award recipient).

Terms and Conditions of Stock Option Grants. The administrative committee sets the terms and conditions of the stock options that it grants. The administrative committee may not grant a stock option with a term of greater than 10 years or with a purchase price that is less than the fair market value of a share of Class A Stock on the date it grants the stock option.

The administrative committee may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Code and the Plan. Unless otherwise designated by the administrative committee, options granted are exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the option holder’s termination of employment due to disability, one year after termination of employment due to death, or immediately upon termination for any other reason). The exercise period may be further extended for limited periods in the administrative committee’s discretion.

Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash and/or shares of Class A Stock already owned by the option holder, or in such other consideration as the administrative committee authorizes. Options may be transferred prior to exercise only to certain family members, trusts or other entities owned by the option holder and/or such family members, to charitable organizations or upon the death of the option holder.

Mergers and Reorganizations. The number of shares available under the Plan, any outstanding restricted stock awards and the number of shares subject to outstanding options may be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity, and to reflect any stock split, stock dividend, spin-off or other event where the administrative committee determines an adjustment is appropriate in order to prevent the enlargement or dilution of an award recipient’s rights. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, any outstanding options, at the discretion of the administrative committee or the Board of Directors, may be canceled and payment made to the option holder in an amount equal to the value of the canceled options or modified to provide for alternative, nearly equivalent securities. Any outstanding restricted stock award shall be adjusted by allocating to the award recipient any money, stock, securities or other property received by the other shareholders of record, and such money, stock, securities or other property shall be subject to the same terms and conditions of the restricted stock award for which it has been exchanged.

Termination or Amendment. The Board of Directors has the authority to suspend or terminate the Plan, in whole or in part, at any time by giving written notice to the administrative committee. The Board of Directors also has the authority to amend or revise the plan, in whole or part, at any time, subject to shareholder approval of such revision or amendment if shareholder approval is required by applicable law, rule or regulation. No amendment or termination may affect any option or restricted stock award granted prior to the amendment or termination without the recipient’s consent, unless the administrative committee finds that such amendment or termination is in the best interests of the award recipient or the Company’s shareholders.

Term of Plan. Unless earlier terminated, the Plan will expire on March 7, 2015.

Federal Income Tax Consequences

The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of restricted stock awards or stock options that may be granted under the Plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The Plan is not a qualified plan under Section 401(a) of the Code.

Restricted Stock Awards. Restricted stock awards granted under the Plan do not result in federal income tax consequences to either the Company or the award recipient. Once the award is vested and the shares subject to the award are distributed, the award recipient is generally required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. The Company is generally allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the Plan, such dividend amounts are also included in the ordinary income of the recipient. The Company is generally allowed to claim a deduction for compensation expense for this amount as well.

In certain cases, a recipient of a restricted stock award that is not a performance-based restricted stock award may elect to include the value of the shares subject to a restricted stock award in income for federal income tax purposes when the award is made instead of when it vests.

Stock Options. Incentive stock options do not create federal income tax consequences when they are granted. If incentive stock options are exercised during the term of the option holder’s employment or within three months thereafter (or within one year thereafter in the case of termination due to death or disability), the exercise does not create federal income tax consequences. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the exercise price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income.

Incentive stock options that are exercised more than three months after the termination of the option holder’s employment (or more than one year after termination of the option holder’s employment due to death or disability) are treated as non-qualified stock options. Non-qualified stock options do not create federal income tax consequences when they are granted. When non-qualified stock options are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising a non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the exercise price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option.

When a non-qualified stock option is exercised, the Company is allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income, subject to certain restrictions and limits set forth in the Code. When an incentive stock option is exercised, the Company is not allowed to claim a deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised.

Section 162(m) Deduction Limits. As previously described, Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the its chief executive officer and other employees (other than its chief financial officer) whose compensation is required to be reported to shareholders under the Exchange Act and the rules and regulations promulgated by the SEC thereunder. However, the statute exempts qualifying “performance-based compensation” from the deduction limit if certain requirements are met. The Company designed the Plan with the intention that stock options and performance-based restricted stock awards granted under the Plan constitute qualified performance-based compensation. As a result, the Company does not believe that the $1 million limit will impair its ability to claim federal income tax deductions for compensation attributable to future performance-based restricted stock awards and stock options granted under the Plan. However, the $1 million limit would apply to restricted stock awards made to covered employees that are not designated as performance-based restricted stock awards, including those described below under “New Plan Benefits.”

The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the Plan. State and local tax consequences may also be significant.

New Plan Benefits

On November 12, 2012, the Company granted an aggregate of 5,556,292 restricted stock awards under the Plan to the Company’s executive officers, including each of the Named Executive Officers, upon their entry into employment agreements with the Company. However, an aggregate of 2,999,713 of such shares is subject to shareholder approval of the Plan Amendment to increase the number of shares available for grant under the Plan. The following table sets forth certain information with respect to these restricted stock awards.

Individual or Group	Dollar Value(1)	Number of Restricted Stock Awards
Alan B. Levan (Chairman and Chief Executive Officer)	$1,463,157	1,852,097
John E. Abdo (Vice Chairman)	$1,463,157	1,852,097
Seth M. Wise (Executive Vice President)	731,579	926,049
All current executive officers, as a group	$4,389,471	5,556,292
All current directors who are not executive officers, as a group	$—	—
All employees, including all current officers who are not executive officers, as a group	$4,389,471	5,556,292

(1)	Based on the $0.79 per share closing price of the Company’s Class A Stock, as quoted on the OTCQB, on November 12, 2012.

Future grants of restricted stock awards and stock options under the Plan are in the discretion of the administrative committee and, except as described above, the administrative committee has not yet determined to whom and in what amount any future awards will be made.

The Board of Directors Unanimously Recommends that Shareholders

Vote “For” the Approval of the Amendment of the Company’s 2005 Stock Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of December 31, 2011, information regarding awards previously granted and outstanding, and securities authorized for future issuance, under the Company’s equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants or Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants or Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Outstanding Options, Warrants and Rights)

Equity compensation plans approved by security holders	2,297,858	$0.41	2,470,696
Equity compensation plans not approved by security holders	—	—	—

Total	2,297,858	$0.41	2,470,696

As the information in the table is as of December 31, 2011, it does not reflect the above-described grants of restricted stock awards during November 2012.

AUDIT COMMITTEE REPORT

The following Audit Committee Report does not constitute soliciting material and should not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Exchange Act, except to the extent the Company specifically incorporates the Report by reference therein.

The charter of the Audit Committee sets forth the Audit Committee’s responsibilities, which include oversight of the Company’s financial reporting on behalf of the Board of Directors and shareholders. The Audit Committee held ten meetings during 2011. These meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee and the Company’s management and internal auditors, as well as with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm (“PwC”). The Audit Committee discussed with the Company’s internal auditors and PwC the overall scope and plans for their respective audits and met with the internal auditors and PwC, with and without management present, to discuss the results of their examinations and their evaluations of the Company’s internal controls and compliance matters. The Audit Committee reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2011 with management and PwC prior to the filing with the SEC of the Company’s Annual Report on Form 10-K (and Amendment No. 1 thereto) for such year. On November 5, 2012, the Audit Committee approved the engagement of PwC as the Company’s independent registered public accounting firm for 2012.

Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. The Company’s independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America, and discusses with the Audit Committee its independence and any other matters that it is required to discuss with the Audit Committee or that it believes should be raised with it. The Audit Committee oversees these processes, although it must rely on information provided to it and on the representations made by management and the Company’s independent registered public accounting firm.

The Audit Committee discussed with PwC the matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company’s consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee also received from PwC the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with PwC its independence from the Company. When considering PwC’s independence, the Audit Committee considered whether PwC’s provision of services to the Company beyond those rendered in connection with its audit and review of the Company’s consolidated financial statements was compatible with maintaining PwC’s independence. The Audit Committee also reviewed, among other things, the amount of fees paid to PwC for audit and non-audit services.

Based on these reviews, meetings, discussions and reports, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year ended December 31, 2011 be included in the Company’s Annual Report on Form 10-K (and Amendment No. 1 thereto) for such year.

Submitted by the Members of the Audit Committee:

Joel Levy, Chairman

Oscar Holzmann

William Nicholson

FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

PwC served as the independent registered certified public accounting firm for the Company and BBX Capital for 2011 and 2010. The following table presents fees for professional services rendered by PwC for the audit of each company’s annual financial statements for 2011 and 2010, as well as fees billed for audit-related services, tax services and all other services rendered by PwC for those years. PwC did not serve as Bluegreen’s independent registered certified public accounting firm for 2011 or 2010.

	2011		2010
	(In thousands)
BFC
Audit fees	1,204	(1)	1,475	(1)
Audit—related fees	—		—
Tax fees	—		—
All other fees	107	(3)	—
BBX Capital
Audit fees	1,657	(1)	1,821	(1)
Audit—related fees	23	(2)	36	(2)
Tax fees	—		—
All other fees	2	(3)	31	(3)

(1)	Includes fees for services related to each company’s respective annual financial statement audits, annual audits of each company’s effectiveness of internal control over financial reporting and the review of quarterly financial statements included in each company’s quarterly reports on Form 10-Q. The 2011 and 2010 amounts for the Company also include fees in the amount of $483,000 and $624,950, respectively, related to procedures performed by PwC at Bluegreen as part of the Company’s annual financial statement audits, which fees were paid by the Company and subsequently reimbursed by Bluegreen. The 2011 amount for the Company also includes approximately $54,000 related to the recast of the Company’s consolidated financial statements for the year ended December 31, 2010.
(2)	Includes primarily, for 2011, fees related to a HUD compliance audit and agreed upon procedures and, for 2010, fees related to registration statements filed by BBX Capital.
(3)	The 2011 amount for the Company represents fees paid by the Company in connection with the Registration Statement on Form S-4 relating to the transactions contemplated by the 2011 Merger Agreement between the Company and Bluegreen, which was initially filed during the fourth quarter of 2011. The 2011 amount for BBX Capital represents a one-year licensing fee to access PwC’s accounting research software. The 2010 amount for BBX Capital represents primarily fees related to BBX Capital’s compliance with subpoenas for information received in connection with the previously disclosed litigation brought by the SEC against BBX Capital and its Chairman.

All audit-related services and other services set forth above were pre-approved by the respective company’s Audit Committee, which concluded that the provision of such services by PwC was compatible with the maintenance of PwC’s independence in the conduct of its auditing functions.

Under its charter, the Company’s Audit Committee must review and pre-approve both audit and permitted non-audit services provided by the Company’s independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform any non-audit services prohibited by law or regulation. Each year, the independent registered public accounting firm’s retention to audit the Company’s financial statements, including the associated fee, is approved by the Audit Committee. Under its current practices, the Audit Committee does not regularly evaluate potential engagements of the independent registered public accounting firm and approve or reject such potential engagements. At each Audit Committee meeting, the Audit Committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for pre-approval. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to evaluate and approve engagements involving projected fees of $10,000 or less on behalf of the Audit Committee in the event that a need arises for pre-approval between regular Audit Committee meetings. If the Chairman so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting. Engagements involving projected fees of more than $10,000 may only be pre-approved by the full Audit Committee at a regular or special meeting of the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of November 13, 2012, certain information as to the Company’s Class A Stock and Class B Stock beneficially owned by persons known by the Company to own in excess of 5% of the outstanding shares of such stock. In addition, this table includes the outstanding securities beneficially owned by (i) each Named Executive Officer, (ii) each of the Company’s directors and (iii) the Company’s directors and executive officers as a group. Management knows of no person, except as listed below, who beneficially owned more than 5% of the outstanding shares of the Company’s Class A Stock or Class B Stock as of November 13, 2012. Except as otherwise indicated, the information provided in the following table was obtained from filings with the SEC and the Company pursuant to the Exchange Act. For purposes of the following table, in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of Class A Stock or Class B Stock which he or she has or shares, directly or indirectly, voting or investment power, or which he or she has the right to acquire beneficial ownership of at any time within 60 days after November 13, 2012. As used herein, “voting power” is the power to vote, or direct the voting of, shares, and “investment power” includes the power to dispose of, or direct the disposition of, such shares. Unless otherwise noted, each beneficial owner has sole voting and sole investment power over the shares beneficially owned.

Name of Beneficial Owner	Notes	Class A Stock Ownership	Class B Stock Ownership	Percent of Class A Stock	Percent of Class B Stock
I.R.E. Properties, Inc.	(1,2,4,5,11)	4,662,929	561,017	7.4%	8.2%
Alan B. Levan	(1,2,3,4,5,6,8,11)	8,090,975	3,247,431	15.3%	45.3%
John E. Abdo	(1,2,3,4,6,11)	4,193,491	3,273,797	10.1%	45.7%
Seth M. Wise	(2,3,7,11)	364,874	0	*	0.0%
Jarett S. Levan	(2,8,11)	123,253	0	*	0.0%
D. Keith Cobb	(1,2,3,11)	97,656	6,250	*	*
Darwin Dornbush	(2,3,11)	46,368	0	*	0.0%
Oscar Holzmann	(1,2,3,11)	164,361	20,290	*	*
Alan J. Levy	(2,3,11)	49,388	0	*	0.0%
Joel Levy	(2,3,11)	51,636	0	*	0.0%
William Nicholson	(2,3,11)	68,971	0	*	0.0%
Neil Sterling	(1,2,3,11)	164,361	20,290	*	*
Dr. Herbert A. Wertheim	(1,9,11)	3,968,157	416,448	6.2%	6.1%
Pennant Capital Management, L.L.C	(10)	7,433,850	0	10.6%	0.0%
All directors and executive officers as of November 13, 2012 as a group (12 persons)	(1,2,3,4,5,6,7,8,11)	13,635,834	6,568,058	25.9%	87.4%

*	Less than one percent of class.
(1)	Class B Stock is convertible on a share-for-share basis at any time at the beneficial owner’s discretion. However, see footnote 6 below regarding restrictions on Mr. Abdo’s right to convert his shares of Class B Stock into shares of Class A Stock. The number of shares of Class B Stock held by each beneficial owner is not separately included in the “Class A Stock Ownership” column, but is included for the purpose of calculating the percent of Class A Stock held by each beneficial owner.
(2)	Mailing address is 2100 West Cypress Creek Road, Fort Lauderdale, Florida 33309.
(3)	Includes shares that may be acquired within 60 days after November 13, 2012 pursuant to the exercise of stock options to purchase shares of Class A Stock or Class B Stock as follows: Alan B. Levan—339,510 shares of Class A Stock and 304,329 shares of Class B Stock; John E. Abdo—365,535 shares of Class A Stock and 304,329 shares of Class B Stock; Seth M. Wise—59,868 shares of Class A Stock; D. Keith Cobb—6,250 shares of Class B Stock; Darwin Dornbush—11,157 shares of Class A Stock; Oscar Holzmann—151,223 shares of Class A Stock and 20,290 shares of Class B Stock; Alan J. Levy—7,182 shares of Class A Stock; Joel Levy—29,764 shares of Class A Stock; William Nicholson—49,017 shares of Class A Stock; and Neil Sterling—151,223 shares of Class A Stock and 20,290 shares of Class B Stock.

(4)	The Company may be deemed to be controlled by Messrs. Alan Levan and Abdo, who collectively may be deemed to have an aggregate beneficial ownership of shares of the Company’s Class A Stock and Class B Stock, including shares that may be acquired pursuant to the exercise of stock options (as set forth in footnote 3 above), representing approximately 72% of the total voting power of the Company.
(5)	Mr. Alan Levan’s holdings include the 4,662,929 shares of Class A Stock and 561,017 shares of Class B Stock owned directly by I.R.E. Properties, Inc., as well as 1,270,294 shares of Class A Stock and 133,314 shares of Class B Stock owned directly by Florida Partners Corporation and 1,299,130 shares of Class A Stock and 146,865 shares of Class B Stock owned directly by Levan Enterprises, Ltd. I.R.E. Properties, Inc. is 100% owned by Levan Enterprises, Ltd., and Levan Enterprises, Ltd. may be deemed to be the controlling shareholder of Florida Partners Corporation. Levan Enterprises, Ltd. is a limited partnership whose sole general partner is Levan General Corp., a corporation 100% owned by Mr. Alan Levan. Mr. Alan Levan’s holdings also include 11,440 shares of Class A Stock and 1,200 shares of Class B Stock held of record by his wife.
(6)	Messrs. Alan Levan and Abdo have agreed to vote their shares of Class B Stock in favor of the election of the other to the Company’s Board of Directors for so long as they are willing and able to serve as directors of the Company. Additionally, Mr. Abdo has agreed, subject to certain exceptions, not to transfer certain of his shares of Class B Stock and to obtain the consent of Mr. Alan Levan prior to the conversion of certain of his shares of Class B Stock into shares of Class A Stock.
(7)	Mr. Wise’s holdings of Class A Stock include 247 shares held in his spouse’s IRA which he may be deemed to beneficially own.
(8)	Mr. Alan Levan is the father of Mr. Jarett Levan.
(9)	Dr. Wertheim’s ownership was reported in a Rebuttal of Control Agreement filed on December 20, 1996 with the Office of Thrift Supervision (as adjusted for stock splits since the date of filing). The Rebuttal of Control Agreement indicates that Dr. Wertheim has no intention to manage or control, directly or indirectly, the Company. Dr. Wertheim’s mailing address is 191 Leucadendra Drive, Coral Gables, Florida 33156.
(10)	Based on the Schedule 13G/A filed with the SEC on February 14, 2012, Pennant Capital Management, L.L.C and its affiliate, Alan Fournier, have shared voting and dispositive power over all such shares, and another affiliate of Pennant Capital Management, L.L.C., Pennant Windward Master Fund, L.P., shares voting and dispositive power over 6,072,490 shares. The mailing address of each of Pennant Capital Management, L.L.C, Alan Fournier and Pennant Windward Master Fund, L.P. is 26 Main Street, Suite 203, Chatham, New Jersey 07928.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than the election of directors and the amendment of the Company’s 2005 Stock Incentive Plan which may be brought before the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING

TO BE HELD ON DECEMBER 13, 2012

This Proxy Statement (including forms of the accompanying proxy cards) and the Company’s Annual Report to Shareholders for the year ended December 31, 2011 are available at www.proxydocs.com/bfcf.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP served as the Company’s independent registered public accounting firm for the year ended December 31, 2011. A representative of PwC is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from shareholders.

As previously described, Ernst & Young LLP (“E&Y”) served as Bluegreen’s independent registered public accounting firm for the years ended December 31, 2011 and 2010. Because the Company currently owns, directly or indirectly, approximately 54% of Bluegreen’s outstanding common stock, Bluegreen’s results and financial condition are consolidated into the Company’s financial statements. Accordingly, in its audit reports on the Company’s consolidated financial statements for the years ended December 31, 2011 and 2010, PwC relied on the reports of E&Y for such years with respect to its audit of Bluegreen’s financial statements and internal control over financial reporting. In addition, PwC performed certain review procedures at Bluegreen in connection with PwC’s annual audits of the Company’s consolidated financial statements.

On October 17, 2012, after consideration of the foregoing factors and the reasons for Bluegreen using the same independent registered public accounting firm as the Company, the Audit Committee of Bluegreen’s Board of Directors approved the engagement of PwC as Bluegreen’s independent registered public accounting firm for the fiscal year ending December 31, 2012. At the same meeting, Bluegreen’s Audit Committee approved the dismissal of E&Y as Bluegreen’s independent registered public accounting firm, effective immediately. In its public filings with the SEC, Bluegreen has disclosed the following information with respect to its change of independent registered public accounting firms:

•

The audit reports of E&Y on Bluegreen’s financial statements for the years ended December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, nor was either of such reports qualified or modified as to uncertainty, audit scope or accounting principles, except for the modifications due to the adoption of ASC 860 and 810 on January 1, 2010.

•

During the years ended December 31, 2011 and 2010 and the interim period from January 1, 2012 through October 17, 2012: (i) Bluegreen had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports; and (ii) there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

•	During the years ended December 31, 2011 and 2010 and the interim period from January 1, 2012 through October 17, 2012, Bluegreen did not consult with PwC regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Bluegreen’s financial statements; or (ii) any matter that was the subject of either a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Bluegreen did note, however, that as described above, PwC, in its capacity as the Company’s independent registered public accounting firm, performed certain review procedures at Bluegreen as part of PwC’s annual audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2011 and 2010, and PwC provided accounting and related services to the Company in connection with the transactions contemplated by the 2011 Merger Agreement between the Company and Bluegreen.

ADDITIONAL INFORMATION

“Householding” of Proxy Material. The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or AST, the Company’s transfer agent, that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. However, the Company will deliver promptly upon written or oral request a separate copy of this Proxy Statement to a shareholder at a shared address to which a single Proxy Statement was delivered. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple proxy statements and would like to request delivery of a single proxy statement, please notify your broker if your shares are held in a brokerage account or AST if you or the record holder of your shares. You can notify AST by calling 800-937-5449 or by sending a written request to American Stock Transfer & Trust Company, LLC, 59 Maiden Lane—Plaza Level, New York, NY 10038, Attn: Marianela Patterson.

Advance Notice Procedures. Under the Company’s Bylaws, no business may be brought before an annual meeting of shareholders unless it is specified in the notice of the annual meeting of shareholders or is otherwise brought before the annual meeting of shareholders by or at the direction of the Board of Directors or by a shareholder entitled to vote who has delivered written notice to the Company’s Secretary (containing certain information specified in the Company’s Bylaws about the shareholder and the proposed action) not less than 90 or more than 120 days prior to the first anniversary of the preceding year’s annual meeting of shareholders. However, if the date of the Company’s annual meeting of shareholders changes by more than 30 days from the date of the preceding year’s annual meeting of shareholders, written notice of the proposed business must be received by the Company within ten days after the Company first mails notice of or publicly discloses the date of the annual meeting of shareholders. For the Company’s 2013 Annual Meeting of Shareholders, the Company must receive written notice of proposed business from a shareholder (i) between August 15 and September 14, 2013 or (ii) if the Company’s 2013 Annual Meeting of Shareholders is held prior to November 13, 2013, within ten days after the Company first mails notice of or publicly discloses the date of the meeting. In addition, any shareholder who wishes to submit a nomination to the Board of Directors must deliver written notice of the nomination within the applicable time period set forth above and comply with the information requirements in the Company’s Bylaws relating to shareholder nominations. These requirements are separate from and in addition to the SEC’s requirements that a shareholder must meet in order to have a shareholder proposal included in the Company’s proxy statement relating to the 2013 Annual Meeting of Shareholders.

Shareholder Proposals for the 2013 Annual Meeting of Shareholders. Shareholders interested in submitting a proposal for inclusion in the proxy materials for the Company’s 2013 Annual Meeting of Shareholders may do so by following the procedures relating to shareholder proposals set forth in the rules and regulations promulgated under the Exchange Act. To be eligible for inclusion, shareholder proposals must be received by the Company’s Secretary at the Company’s principal executive offices by July 26, 2013 (or such earlier date as specified in a report filed by the Company under the Exchange Act).

Proxy Solicitation Costs. The Company will bear the expense of soliciting proxies and of reimbursing brokers, banks and other nominees for the out-of-pocket and clerical expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons. The Company does not currently intend to solicit proxies other than by use of the mail, but certain directors, officers and regular employees of the Company or its subsidiaries, without additional compensation, may solicit proxies personally or by telephone, fax, special letter or otherwise.

BY ORDER OF THE BOARD OF DIRECTORS

Alan B. Levan

Chairman of the Board

November 21, 2012

Appendix A

BFC FINANCIAL CORPORATION

2005 STOCK INCENTIVE PLAN

1. PURPOSES. The purposes of this BFC Financial Corporation 2005 Stock Incentive Plan (the “Plan”) are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company or its Subsidiaries (as defined in Section 2 below) as well as other individuals who perform services for the Company and its Subsidiaries, and to promote the success and profitability of the Company’s business. Options granted hereunder may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended, or “non-qualified stock options,” at the discretion of the Committee (as defined in Section 2 below) and as reflected in the terms of the Stock Option Agreement (as defined in Section 2 below).

2. DEFINITIONS. As used herein, the following definitions shall apply:

(a) “Award Notice” shall mean, with respect to a particular Restricted Stock Award, a written instrument signed by the Company and the recipient of the Restricted Stock Award evidencing the Restricted Stock Award and establishing the terms and conditions thereof.

(b) “Award Recipient” shall mean the recipient of a Restricted Stock Award.

(c) “Beneficiary” shall mean the Person designated by an Award Recipient to receive any Shares subject to a Restricted Stock Award made to such Award Recipient that become distributable following the Award Recipient’s death.

(d) “Board of Directors” shall mean the Board of Directors of the Company.

(e) “Class A Common Stock” shall mean the Class A common stock, par value $0.01 per share, of the Company.

(f) “Code” shall mean the Internal Revenue Code of 1986, as amended.

(g) “Committee” shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

(h) “Company” shall mean BFC Financial Corporation, a Florida corporation, and its successors and assigns.

(i) “Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board of Directors of the Company or the Committee. Continuous Status as an Employee shall not be deemed terminated or interrupted by a termination of employment followed immediately by service as a non-Employee director of the Company or one or more of its Subsidiaries until a subsequent termination of all service as either a non-Employee director or an Employee.

(j) “Covered Employee” shall mean, for any taxable year of the Company, a person who is, or who the Committee determines is reasonably likely to be, a “covered employee” (within the meaning of section 162(m) of the Code).

(k) “Disability” shall mean permanent and total disability as defined in Section 22(e)(3) of the Code.

(l) “Employee” shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

(m) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(n) “Fair Market Value” shall be determined by the Committee in its discretion; provided, however, that where there is a public market for the Class A Common Stock, the fair market value per Share shall be (i) if the Class A Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the closing price of such stock on such exchange or reporting system, as the case may be, on the relevant date, as reported in any newspaper of general circulation, or (ii) if the Class A Common Stock is quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System, or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing bid and asked quotations for such stock on the relevant date, as reported by a generally recognized reporting service.

(o) “Incentive Stock Option” shall mean a stock option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(p) “Nonqualified Stock Option” shall mean a stock option not intended to qualify as an Incentive Stock Option or a stock option that at the time of grant, or subsequent thereto, fails to satisfy the requirements of Section 422 of the Code.

(q) “Option” shall mean a stock option granted pursuant to the Plan.

(r) “Optioned Stock” shall mean the Class A Common Stock subject to an Option.

(s) “Optionee” shall mean the recipient of an Option.

(t) “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(u) “Performance-Based Restricted Stock Award” shall mean a Restricted Stock Award to which Section 8.3 is applicable.

(v) “Performance Goal” shall mean, with respect to any Performance-Based Restricted Stock Award, the performance goal(s) established pursuant to Section 8.3(a), the attainment of which is a condition of vesting of the Performance-Based Restricted Stock Award.

(w) “Performance Measurement Period” shall mean, with respect to any Performance Goal, the period of time over which attainment of the Performance Goal is measured.

(x) “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

(y) “Restricted Stock Award” shall mean an award of Shares pursuant to Section 8.

(z) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule.

(aa) “Service” shall mean, unless the Committee provides otherwise in an Award Notice: (a) service in any capacity as a common-law employee, director, advisor or consultant to the Company or a Parent or Subsidiary; (b) service in any capacity as a common-law employee, director, advisor or consultant (including periods of contractual availability to perform services under a retainer arrangement) to an entity that was formerly a Parent or Subsidiary, to the extent that such service is an uninterrupted continuation of services being provided immediately prior to the date on which such entity ceased to be a Parent or Subsidiary; and (c) performance of the terms of any contractual non-compete agreement for the benefit of the Company or a Parent or Subsidiary.

(bb) “Share” shall mean a share of the Class A Common Stock, as adjusted in accordance with Section 9 of the Plan.

(cc) “Stock Option Agreement” shall mean the written option agreements described in Section 14 of the Plan.

(dd) “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ee) “Transferee” shall mean a “transferee” of the Optionee as defined in Section 7.4 of the Plan.

3. STOCK. Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be issued for Restricted Stock Awards and upon the exercise of Options under the Plan is 9,500,000 Shares. During any calendar year, individuals who are Covered Employees may not be issued in the aggregate Shares covered by Restricted Stock Awards or Options in excess of the full amount of Shares available for grant under the Plan. If an Option or Restricted Stock Award should expire or become unexercisable for any reason without having been exercised or vested in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan.

Subject to the provisions of Section 9 of the Plan, no person shall be granted Options under the Plan in any calendar year covering an aggregate of more than the full amount of Shares available for grant under the Plan. If an Option should expire, become unexercisable for any reason without having been exercised in full, or be cancelled for any reason during the calendar year in which it was granted, the number of Shares covered by such Option shall nevertheless be treated as Options granted for purposes of the limitation in the preceding sentence.

4. ADMINISTRATION.

(a) Procedure. The Plan shall be administered by a Committee appointed by the Board of Directors, which initially shall be the Compensation Committee of the Company. The Committee shall consist of not less than two (2) members of the Board of Directors. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors. From time to time the Board of Directors, at its discretion, may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, and fill vacancies however caused; provided, however, that at no time shall a Committee of less than two (2) members of the Board of Directors administer the Plan. If the Committee does not exist, or for any other reason determined by the Board of Directors, the Board may take any action and exercise any power, privilege or discretion under the Plan that would otherwise be the responsibility of the Committee.

(b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion: (i) to grant Incentive Stock Options, in accordance with Section 422 of the Code, to grant Nonqualified Stock Options or to grant Restricted Stock Awards; (ii) to determine, upon review of relevant information, the Fair Market Value of the Class A Common Stock; (iii) to determine the exercise price per share of Options to be granted or consideration for Restricted Stock Awards; (iv) to determine the persons to whom, and the time or times at which, Options and Restricted Stock Awards shall be granted and the number of Shares to be represented by each Option or Restricted Stock Award; (v) to determine the vesting schedule of the Options and Restricted Stock Awards to be granted; (vi) to interpret the Plan; (vii) to prescribe, amend and rescind rules and regulations relating to the Plan; (viii) to determine the terms and provisions of each Option or Restricted Stock Award granted (which need not be identical) and, with the consent of the holder thereof if required, modify or amend each Option or Restricted Stock Award; (ix) to accelerate or defer (with the consent of the holder thereof) the exercise or vesting date of any Option or the vesting date of any Restricted Stock Award; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Restricted Stock Award previously granted by the Committee; (xi) to re-price previously granted Options and/or substitute new Options or Restricted Stock Awards for previously granted Options or Restricted Stock Awards, as the case may be, which previously granted Options or Restricted Stock Awards contain less favorable terms, including, in the case of Options, higher exercise prices; and (xii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c) Effect of the Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees, Award Recipients or Transferees, if applicable.

5. ELIGIBILITY. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options and Restricted Stock Awards may be granted to Employees as well as directors, independent contractors and agents who are natural persons (but only if such Options or Restricted Stock Awards are granted as compensation for personal services rendered by the independent contractor or agent to the Company or a Subsidiary that are not services in connection with the offer or sale of securities in a capital-raising transaction or services that directly or indirectly promote or maintain a market for the Company’s securities), as determined by the Committee. Any person who has been granted an Option or Restricted Stock Award may, if he is otherwise eligible, be granted an additional Option or Options or Restricted Stock Award.

Except as otherwise provided under the Code, to the extent that the aggregate Fair Market Value of Shares for which Incentive Stock Options (under all stock option plans of the Company and of any Parent or Subsidiary) are exercisable for the first time by an Employee during any calendar year exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of this limitation, (a) the Fair Market Value of Shares is determined as of the time the Option is granted and (b) the limitation is applied by taking into account Options in the order in which they were granted.

The Plan shall not constitute a contract of employment nor shall the Plan confer upon any Optionee or Award Recipient any right with respect to continuation of employment or continuation of providing services to the Company, nor shall it interfere in any way with his right or the Company’s or any Parent or Subsidiary’s right to terminate his employment or his provision of services at any time.

6. TERM OF PLAN. The Plan shall continue in effect ten (10) years from the date of its adoption by the Board of Directors, unless sooner terminated under Section 11 of the Plan.

7. STOCK OPTIONS.

7.1 Term of Option. The term of each Option shall be ten (10) years from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in such Optionee’s Stock Option Agreement.

7.2 Exercise Price and Consideration.

(a) Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as determined by the Committee, but shall be subject to the following:

(i) In the case of an Incentive Stock Option which is:

(A) granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than one hundred and ten percent (110%) of the Fair Market Value per Share on the date of grant; and

(B) granted to an Employee not within (A), the per share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonqualified Stock Option, the per Share exercise price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(b) Certain Corporate Transactions. In the event the Company substitutes an Option for a stock option issued by another corporation in connection with a corporate transaction, such as a merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or partial or complete liquidation involving the Company and such other corporation, the exercise price of such substituted Option shall be as determined by the Committee in its discretion (subject to the provisions of Section 424(a) of the Code in the case of a stock option that was intended to qualify as an “incentive stock option”) to preserve, on a per Share basis immediately after such corporate transaction, the same ratio of Fair Market Value per Option Share to exercise price per Share which existed immediately prior to such corporate transaction under the option issued by such other corporation.

(c) Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee and may consist entirely of cash, check, promissory note, or other shares of the Company’s capital stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the law of the Company’s jurisdiction of incorporation. The Committee may also establish coordinated procedures with one or more brokerage firms for the “cashless exercise” of Options, whereby Shares issued upon exercise of an Option are delivered against payment by the brokerage firm on the Optionee’s behalf. When payment of the exercise price for the Shares to be issued upon exercise of an Option consists of shares of the Company’s capital stock, such shares will not be accepted as payment unless the Optionee or Transferee, if applicable, has held such shares for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes.

7.3 Exercise Of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company or its Subsidiaries and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7.2(c) of the Plan. Until the issuance of the stock certificate evidencing such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), which in no event will be delayed more than thirty (30) days from the date of the exercise of the Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Status as an Employee. Subject to this Section 7.3(b), if any Employee ceases to be in Continuous Status as an Employee, he or any Transferee may, but only within thirty (30) days or such other period of time not exceeding three (3) months as is determined by the Committee (or, provided that the applicable Option is not to be treated as an Incentive Stock Option, such longer period of time as may be determined by the Committee) after the date he ceases to be an Employee, exercise his Option to the extent that he or any Transferee was entitled to exercise it as of the date of such termination. To the extent that he or any Transferee was not entitled to exercise the Option at the date of such termination, or if he or any Transferee does not exercise such Option (which he or any Transferee was entitled to exercise) within the time specified herein, the Option shall terminate. If any Employee ceases to serve as an Employee as a result of a termination for cause (as determined by the Committee), any Option held by such Employee or any Transferee shall terminate immediately and automatically on the date of his termination as an Employee unless otherwise determined by the Committee. Notwithstanding the foregoing, if an Employee ceases to be in Continuous Status as an Employee solely due to a reorganization, merger, consolidation, spin-off, combination, re-assignment to another member of the affiliated group of which the Company is a member or other similar corporate transaction or event, the Committee may, in its discretion, suspend the operation of this Section 7.3(b); provided that the Employee shall execute an agreement, in form and substance satisfactory to the Committee, waiving such Employee’s right to have such Employee’s Options treated as Incentive Stock Options from and after a date determined by the Committee which shall be no later than three months from the date on which such Employee ceases to be in Continuous Status as an Employee, and such Employee’s Options shall thereafter be treated as Nonqualified Options for all purposes.

(c) Disability of Optionee. Notwithstanding the provisions of Section 7.3(b) above, in the event an Employee is unable to continue his employment as a result of his Disability, he or any Transferee may, but only within three (3) months or such other period of time not exceeding twelve (12) months as is determined by the Committee (or, provided that the applicable Option is not to be treated as an Incentive Stock Option, such longer period of time as may be determined by the Committee) from the date of termination of employment, exercise his Option to the extent he or any Transferee was entitled to exercise it at the date of such Disability. To the extent that he or any Transferee was not entitled to exercise the Option at the date of Disability, or if he or any Transferee does not exercise such Option (which he or any Transferee was entitled to exercise) within the time specified herein, the Option shall terminate.

(d) Death of Optionee. In the event of the death of an Optionee:

(i) during the term of the Option and who is at the time of his death an Employee and who shall have been in Continuous Status as an Employee since the date of grant of the Option, the Option may be exercised at any time within twelve (12) months (or, provided that the applicable Option is not to be treated as an Incentive Stock Option, such longer period of time as may be determined by the Committee) following the date of death, by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by any Transferee, as the case may be, but only to the extent of the right to exercise that would have accrued had the Optionee continued living one (1) month after the date of death; or

(ii) within thirty (30) days or such other period of time not exceeding three (3) months as is determined by the Committee (or, provided that the applicable Option is not to be treated as an Incentive Stock Option, such longer period of time as may be determined by the Committee) after the termination of Continuous Status as an Employee, the Option may be exercised, at any time within three (3) months following the date of death, by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by any Transferee, as the case may be, but only to the extent of the right to exercise that had accrued at the date of termination.

7.4 Transferability of Options. During an Optionee’s lifetime, an Option may be exercisable only by the Optionee and an Option granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of in any manner (whether by operation of law or otherwise) other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3, the Committee may determine that an Option may be transferred by an Optionee to any of the following: (1) a family member of the Optionee; (2) a trust established primarily for the benefit of the

Optionee and/or a family member of said Optionee in which the Optionee and/or one or more of his family members collectively have a more than 50% beneficial interest; (3) a foundation in which such persons collectively control the management of assets; (4) any other legal entity in which such persons collectively own more than 50% of the voting interests; or (5) any charitable organization exempt from income tax under Section 501(c)(3) of the Code (collectively, a “Transferee”); provided, however, in no event shall an Incentive Stock Option be transferable if such transferability would violate the applicable requirements under Section 422 of the Code. Any other attempt to sell, pledge, assign, hypothecate, transfer or otherwise dispose of any Option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, shall be null and void.

8. RESTRICTED STOCK AWARDS.

8.1 In General.

(a) Each Restricted Stock Award shall be evidenced by an Award Notice issued by the Committee to the Award Recipient containing such terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe, including, without limitation, any of the following terms or conditions:

(i) the number of Shares covered by the Restricted Stock Award;

(ii) the amount (if any) which the Award Recipient shall be required to pay to the Company in consideration for the issuance of such Shares (which shall in no event be less than the minimum amount required for such Shares to be validly issued, fully paid and nonassessable under applicable law);

(iii) whether the Restricted Stock Award is a Performance-Based Award and, if it is, the applicable Performance Goal or Performance Goals;

(iv) the date of grant of the Restricted Stock Award; and

(v) the vesting date for the Restricted Stock Award.

(b) All Restricted Stock Awards shall be in the form of issued and outstanding Shares that shall be either:

(i) registered in the name of the Committee for the benefit of the Award Recipient and held by the Committee pending the vesting or forfeiture of the Restricted Stock Award;

(ii) registered in the name of Award Recipient and held by the Committee, together with a stock power executed by the Award Recipient in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or

(iii) registered in the name of and delivered to the Award Recipient.

In any event, the certificates evidencing the Shares shall at all times prior to the applicable vesting date bear the following legend:

The Class A Common Stock evidenced hereby is subject to the terms of a Restricted Stock Award agreement between BFC Financial Corporation and [Name of Award Recipient] dated [Date] made pursuant to the terms of the BFC Financial Corporation 2005 Stock Incentive Plan, copies of which are on file at the executive offices of BFC Financial Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

and/or such other restrictive legend as the Committee, in its discretion, may specify.

(c) Except as otherwise provided by the Committee, a Restricted Stock Award shall not be transferable by the Award Recipient other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Restricted Stock Award shall be distributable, during the lifetime of the Award Recipient, only to the Award Recipient.

8.2 Vesting Date.

(a) The vesting date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Notice and, if no date is specified in the Award Notice, shall be the first anniversary of the date on which the Restricted Stock Award is granted. Unless otherwise determined by the Committee and specified in the Award Notice:

(i) if the Service of an Award Recipient is terminated prior to the vesting date of a Restricted Stock Award for any reason other than death or Disability, any unvested Shares shall be forfeited without consideration (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture);

(ii) if the Service of an Award Recipient is terminated prior to the vesting date of a Restricted Stock Award on account of death or Disability, any unvested Shares with a vesting date that is during the period of six (6) months beginning on the date of termination of Service shall become vested on the date of termination of Service and any remaining unvested Shares forfeited without consideration (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture).

8.3 Performance-Based Restricted Stock Awards.

(a) At the time it grants a Performance-Based Restricted Stock Award, the Committee shall establish one or more Performance Goals the attainment of which shall be a condition of the Award Recipient’s right to retain the related Shares. The Performance Goals shall be selected from among the following:

(i) earnings per share;

(ii) net income;

(iii) EBITDA;

(iv) return on equity;

(v) return on assets;

(vi) core earnings;

(vii) stock price;

(viii) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, goals relating to acquisitions or divestitures, revenue targets or business development goals;

(ix) except in the case of a Covered Employee, any other performance criteria established by the Committee; or

(x) any combination of (i) through (ix) above.

Performance Goals may be established on the basis of reported earnings or cash earnings, and consolidated results or individual business units and may, in the discretion of the Committee, include or exclude extraordinary items and/or the results of discontinued operations. Each Performance Goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company (or individual business units) and/or the past or current performance of other companies.

(b) At the time it grants a Performance-Based Restricted Stock Award, the Committee shall establish a Performance Measurement Period for each Performance Goal. The Performance Measurement Period shall be the period over which the Performance Goal is measured and its attainment is determined. If the Committee establishes a Performance Goal but fails to specify a Performance Measurement Period, the Performance Measurement Period shall be:

(i) if the Performance-Based Restricted Stock Award is granted during the first three months of the Company’s fiscal year, the fiscal year of the Company in which the Performance-Based Restricted Stock Award is granted; and

(ii) in all other cases, the period of four (4) consecutive fiscal quarters of the Company that begins with the fiscal quarter in which the Performance-Based Restricted Stock Award is granted.

(c) Within a reasonable period of time as shall be determined by the Committee following the end of each Performance Measurement Period, the Committee shall determine, on the basis of such evidence as it deems appropriate, whether the Performance Goals for such Performance Measurement Period have been attained and, if they have been obtained, shall certify such fact in writing.

(d) If the Performance Goals for a Performance-Based Restricted Stock Award have been determined by the Committee to have been attained and certified, the Committee shall either:

(i) if the relevant vesting date has occurred, cause the ownership of the Shares subject to such Restricted Stock Award, together with all dividends and other distributions with respect thereto that have been accumulated, to be transferred on the stock transfer records of the Company, free of any restrictive legend other than as may be required by applicable law, to the Award Recipient; or

(ii) in all other cases, continue the Shares in their current status pending the occurrence of the relevant vesting date or forfeiture of the Shares.

If any one or more of the relevant Performance Goals have been determined by the Committee to not have been attained, all of the Shares subject to such Restricted Stock Award shall be forfeited without consideration (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture).

(e) If the Performance Goals for any Performance Measurement Period shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) that in the Committee’s judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust such Performance Goals and make payments accordingly under the Plan; provided, however, that any adjustments made in accordance with or for the purposes of this section 8.3(e) shall be disregarded for purposes of calculating the Performance Goals for a Performance-Based Restricted Stock Award to a Covered Employee if and to the extent that such adjustments would have the effect of increasing the amount of a Restricted Stock Award to such Covered Employee.

8.4 Dividend Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid with respect to Shares subject to the Restricted Stock Award, whether or not in cash, shall be held and accumulated for distribution at the same time and subject to the same terms and conditions as the underlying Shares.

8.5 Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Notice, voting rights appurtenant to the Shares subject to the Restricted Stock Award, shall be exercised by the Committee in its discretion.

8.6 Tender Offers. Each Award Recipient shall have the right to respond, or to direct the response, with respect to the issued Shares related to its Restricted Stock Award, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any such Shares shall be given by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the Shares shall not be tendered.

8.7 Designation of Beneficiary. An Award Recipient may designate a Beneficiary to receive any unvested Shares that become available for distribution on the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Award Recipient dies prior to the Award Recipient, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Award Recipient’s death shall be paid to the executor or administrator of the Award Recipient’s estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

8.8 Taxes. The Company or the Committee shall have the right to require any person entitled to receive Shares pursuant to a Restricted Stock Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION OR MERGER. Subject to any required action by the shareholders of the Company, in the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of Class A Common Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Class A Common Stock such that an adjustment is appropriate in the Committee’s discretion in order to prevent dilution or enlargement of the rights of Optionees and Award Recipients under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Class A Common Stock or other securities deemed to be available thereafter for grants of Options and Restricted Stock Awards under the Plan in the aggregate to all eligible individuals and individually to any one eligible individual, (ii) the number and kind of shares of Class A Common Stock or other securities that may be delivered or deliverable in respect of outstanding Options or Restricted Stock Awards, and (iii) the exercise price of Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Options and Restricted Stock Awards (including, without limitation, cancellation of Options or Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Options or Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or account principles; provided, however, that any such adjustment to an Option or Performance-Based Restricted Stock Award granted to a Covered Employee with respect to the Company or its Parent or Subsidiaries shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect. In addition, each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code (or any successor provision), and in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an “incentive stock option” as defined in Section 422 of the Code. The Committee’s determination shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Class A Common Stock subject to an Option or Restricted Stock Award.

In the event of the proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee or the Board of Directors may determine, in its discretion, that (i) if any such transaction is effected in a manner that holders of Class A Common Stock will be entitled to receive stock or other securities in exchange for such shares, then, as a condition of such transaction, lawful and adequate provision shall be made whereby the provisions of the Plan and the Options granted hereunder shall thereafter be applicable, as nearly equivalent as may be practicable, in relation to any shares of stock or securities thereafter deliverable upon the exercise of any Option or (ii) the Option will terminate immediately prior to the consummation of such proposed transaction. The Committee or the Board of Directors may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee or the Board of Directors and give each Optionee or Transferee, if applicable, the right to exercise his Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options be cancelled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per optioned Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the exercise price of the Option being cancelled.

In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Restricted Stock Award with respect to which Shares had been awarded to an Award Recipient shall be adjusted by allocating to the Award Recipient the amount of money, stock, securities or other property to be received by the other shareholders of record, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Restricted Stock Award that applied to the Shares for which it has been exchanged.

Without limiting the generality of the foregoing, the existence of outstanding Options or Restricted Stock Awards granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issuance by the Company of debt securities or preferred or preference stock that would rank above the Shares subject to outstanding Options or Restricted Stock Awards; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

10. TIME FOR GRANTING OPTIONS AND RESTRICTED STOCK AWARDS. The date of grant of an Option or Restricted Stock Award shall, for all purposes, be the date on which the Committee makes the determination granting such Option or Restricted Stock Award or such later date as the Committee may specify. Notice of the determination shall be given to each Optionee or Award Recipient within a reasonable time after the date of such grant.

11. AMENDMENT AND TERMINATION OF THE PLAN.

11.1 Committee Action; Shareholders’ Approval. Subject to applicable laws and regulations, the Committee or the Board of Directors may amend or terminate the Plan from time to time in such respects as the Committee or the Board of Directors may deem advisable, without the approval of the Company’s shareholders.

11.2 Effect of Amendment or Termination. No amendment or termination or modification of the Plan shall in any manner affect any Option or Restricted Stock Award theretofore granted without the consent of the Optionee or Award Recipient, except that the Committee or the Board of Directors may amend or modify the Plan in a manner that does affect Options or Restricted Stock Awards theretofore granted upon a finding by the Committee or the Board of Directors that such amendment or modification is in the best interest of Shareholders, Optionees or Award Recipients.

12. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant to the exercise of an Option or delivered with respect to a Restricted Stock Award unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto or the grant of a Restricted Stock Award and the delivery of Shares with respect thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, grant of a Restricted Stock Award or delivery of Shares with respect to a Restricted Stock Award, the Company may require the Person exercising such Option or acquiring such Shares or Restricted Stock Award to represent and warrant at the time of any such exercise, grant or acquisition that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

13. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

14. STOCK OPTION AGREEMENT; AWARD NOTICE. Options shall be evidenced by written option agreements and Restricted Stock Awards shall be evidenced by Award Notices, each in such form as the Board of Directors or the Committee shall approve.

15. Intentionally omitted.

16. OTHER PROVISIONS. The Stock Option Agreements or Award Notices authorized under the Plan may contain such other provisions, including, without limitation, restrictions upon the exercise of the Option or vesting of the Restricted Stock Award, as the Board of Directors or the Committee shall deem advisable. Any Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary in order that such Option will be an incentive stock option as defined in Section 422 of the Code.

17. INDEMNIFICATION OF COMMITTEE MEMBERS. In addition to such other rights of indemnification they may have as directors, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereon, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option or Restricted Stock Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for gross negligence or misconduct in the performance of his duties; provided that within sixty (60) days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

18. NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

19. WITHHOLDINGS; TAX MATTERS.

19.1 The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in the Option Agreement, an Option holder shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by reducing the number of Shares subject to the Option (without issuance of such Shares to the Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a Share on the Option exercise date over the Option exercise price per Share.

19.2 If and to the extent permitted by the Committee and specified in an Award Notice for a Restricted Stock Award other than a Performance-Based Restricted Stock Award, an Award Recipient may be permitted or required to make an election under section 83(b) of the Code to include the compensation related thereto in income for federal income tax purposes at the time of issuance of the Shares to such Award Recipient instead of at a subsequent vesting date. In such event, the Shares issued prior to their vesting date shall be issued in certificated form only, and the certificates therefor shall bear the following legend:

The Class A Common Stock evidenced hereby is subject to the terms of a Restricted Stock Award agreement between BFC Financial Corporation and [Name of Recipient] dated [Date] made pursuant to the terms of the BFC Financial Corporation 2005 Stock Incentive Plan, copies of which are on file at the executive offices of BFC Financial Corporation, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify.

In the event of the Award Recipient’s termination of Service prior to the relevant vesting date or forfeiture of the Shares for any other reason, the Award Recipient shall be required to return all forfeited Shares to the Company without consideration therefor (other than a refund to the Award Recipient of an amount equal to the lesser of (A) the cash amount, if any, actually paid by the Award Recipient to the Company for the Shares being forfeited and (B) the Fair Market Value of such Shares on the date of forfeiture).

20. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees and directors of the Company or any Subsidiary.

21. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.

22. HEADINGS, ETC. NO PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference; they constitute no part of the Plan.

23. SEVERABILITY. If any provision of the Plan is held to be invalid or unenforceable by a court of competent jurisdiction, then such invalidity or unenforceability shall not affect the validity and enforceability of the other provisions of the Plan and the provision held to be invalid or unenforceable shall be enforced as nearly as possible according to its original terms and intent to eliminate such invalidity or unenforceability.

Appendix B

BFC FINANCIAL CORPORATION

Form of Proxy

Class A Common Stock

ANNUAL MEETING OF SHAREHOLDERS OF

BFC FINANCIAL CORPORATION

DECEMBER 13, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John K. Grelle, with the power to appoint his substitute, proxy to represent the undersigned and vote as designated on the reverse all of the shares of Class A Common Stock of BFC Financial Corporation held of record by the undersigned as of the close of business on November 13, 2012 at the Annual Meeting of Shareholders to be held on December 13, 2012 and at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. The election of eleven directors, each for a term expiring at the Company’s 2013 Annual Meeting of Shareholders.

NOMINEES:

Alan B. Levan

John E. Abdo

D. Keith Cobb

Darwin Dornbush

Oscar Holzmann

Jarett S. Levan

Alan J. Levy

Joel Levy

William Nicholson

Neil Sterling

Seth M. Wise

[    ]           FOR ALL NOMINEES

[    ]           WITHHOLD AUTHORITY

                  FOR ALL NOMINEES

[    ]           FOR ALL EXCEPT

                  (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the nominee’s name(s) below.

2. The approval of the amendment of the Company’s 2005 Stock Incentive Plan to increase the number of shares of the Company’s Class A Common Stock available for grant under the plan from 6,000,000 shares to 9,500,000 shares.

[    ]           FOR

[    ]           AGAINST

[    ]           ABSTAIN

3. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR ALL” OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please mark box if you plan to attend this meeting. [    ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [    ]

Signature of Shareholder:                                 Date:                     Signature of Shareholder:                                 Date:

NOTE:	Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BFC FINANCIAL CORPORATION

Form of Proxy

Class B Common Stock

ANNUAL MEETING OF SHAREHOLDERS OF

BFC FINANCIAL CORPORATION

DECEMBER 13, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John K. Grelle, with the power to appoint his substitute, proxy to represent the undersigned and vote as designated on the reverse all of the shares of Class B Common Stock of BFC Financial Corporation held of record by the undersigned as of the close of business on November 13, 2012 at the Annual Meeting of Shareholders to be held on December 13, 2012 and at any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. The election of eleven directors, each for a term expiring at the Company’s 2013 Annual Meeting of Shareholders.

NOMINEES:

Alan B. Levan

John E. Abdo

D. Keith Cobb

Darwin Dornbush

Oscar Holzmann

Jarett S. Levan

Alan J. Levy

Joel Levy

William Nicholson

Neil Sterling

Seth M. Wise

[    ]           FOR ALL NOMINEES

[    ]           WITHHOLD AUTHORITY

                  FOR ALL NOMINEES

[    ]           FOR ALL EXCEPT

                  (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the nominee’s name(s) below.

2. The approval of the amendment of the Company’s 2005 Stock Incentive Plan to increase the number of shares of the Company’s Class A Common Stock available for grant under the plan from 6,000,000 shares to 9,500,000 shares.

[    ]           FOR

[    ]           AGAINST

[    ]           ABSTAIN

3. In his discretion, the proxy is authorized to vote upon such other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR ALL” OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Please mark box if you plan to attend this meeting. [    ]

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [    ]

Signature of Shareholder:                                Date:                     Signature of Shareholder:                                Date:

NOTE:	Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

B-4